UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 12, 2020

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INTELLIGENT BUYING, INC.

(Exact name of registrant as specified in its charter)

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California	001-34861	20-0956471
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

300 Park Avenue

12th Floor

New York, NY 10022

(Address of Principal Executive Offices) (Zip Code)

646-202-2897

(Registrant’s telephone number, including area code)

400 Seventh Avenue, Brooklyn, NY 11215

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K, including the sections entitled “Description of Business,” “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contains express or implied forward-looking statements that are based on our management’s belief and assumptions and on information currently available to our management. Although we believe that the expectations reflected in these forward-looking statements are reasonable, these statements relate to future events or our future operational or financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by these forward-looking statements. Forward-looking statements in this Current Report on Form 8-K include, but are not limited to, statements about:

•	the implementation of our strategic plans for our business;
•	our financial performance;
•	developments relating to our competitors and our industry, including the impact of government regulation;
•	estimates of our expenses, future revenues, capital requirements and our needs for additional financing; and
•	other risks and uncertainties, including those listed under the captions “Business,” “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

In some cases, forward-looking statements can be identified by terminology such as “may,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “continue,” “could,” “project,” “intend,” “will,” “will be,” “would,” or the negative of these terms or other comparable terminology and expressions. However, this is not an exclusive way of identifying such statements. These statements are only predictions. You should not place undue reliance on forward-looking statements because they involve known and unknown risks, uncertainties and other factors, which are, in some cases, beyond our control and which could materially affect results. Factors that may cause actual results to differ materially from current expectations include, among other things, those listed under the section entitled “Risk Factors” and elsewhere in this Current Report on Form 8-K. If one or more of these risks or uncertainties occur, or if our underlying assumptions prove to be incorrect, actual events or results may vary significantly from those implied or projected by the forward-looking statements. No forward-looking statement is a guarantee of future performance. You should read this Current Report on Form 8-K and the documents that we reference in this Current Report on Form 8-K and have filed with the Securities and Exchange Commission (“SEC”) as exhibits hereto completely and with the understanding that our actual future results may be materially different from any future results expressed or implied by these forward-looking statements.

The forward-looking statements in this Current Report on Form 8-K represent our views as of the date of this Current Report on Form 8-K. We anticipate that subsequent events and developments will cause our views to change. Except as expressly required under federal securities laws and the rules and regulations of the SEC, we do not undertake any obligation to update any forward-looking statements to reflect events or circumstances arising after the date of this Current Report on Form 8-K, whether as a result of new information or future events or otherwise. You should therefore not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this Current Report on Form 8-K. You should not place undue reliance on the forward-looking statements included in this Current Report on Form 8-K. All forward-looking statements attributable to use are expressly qualified by these cautionary statements.

Industry Data

This Current Report on Form 8-K includes industry and market data and other information, which we have obtained from, or is based upon, market research, independent industry publications, surveys and studies conducted by third parties or other publicly available information. Although we believe each such source to have been reliable as of its respective date, none guarantees the accuracy or completeness of such information. We have not independently verified the information contained in such sources. Any such data and other information are subject to change based on various factors, including those described below under the heading “Risk Factors” and elsewhere in this Current Report on Form 8-K.

Item 1.01 Entry Into A Material Definitive Agreement

Agreement and Plan of Reorganization

The disclosure set forth below under Item 2.01 (Completion of Acquisition of Disposition of Assets) is incorporated by reference into this Item 1.01.

Item 1.02. Termination of a Material Definitive Agreement

As previously disclosed, on March 13, 2019, Intelligent Buying, Inc. ( “INTB,” “we,” “us” or the “Company”) entered into a Reorganization Agreement by and among Jaguaring Company d/b/a Cannavolve (“Cannavolve”), a Washington corporation and the shareholders of Cannavolve listed in the Reorganization Agreement pursuant to which the Company agreed to acquire 100% of the issued and outstanding common stock of Cannavolve from the those Cannavolve shareholders in exchange for up to 861,738 shares of common stock of the Company. On April 27, 2019 and again on January 2, 2020, the Reorganization Agreement was amended. The Reorganization Agreement and its subsequent amendments are referred to herein collectively as the “Reorganization Agreement.”

On February 12, 2020, the parties to the Reorganization Agreement entered into a termination agreement (the “Termination Agreement”) pursuant to which the Reorganization Agreement was terminated by mutual consent of the parties in accordance with the terms of the Reorganization Agreement. The parties decided to terminate the Reorganization Agreement in order to restructure the planned acquisition by the Company of Cannavolve.

The foregoing description of the Termination Agreement does not purport to be complete and is qualified in its entirety by reference to the Termination Agreement, a copy of which is filed as Exhibit 2.5 to this Current Report on Form 8-K (this “Report”) and which is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets

On February 14, 2020, we entered into an Agreement and Plan of Reorganization (the “Agreement”) with Cannavolve and each of the 37 shareholders of Cannavolve who executed a counterpart signature to the Agreement (the “Cannavolve Shareholders”). Pursuant to the Agreement, the Company agreed to acquire an aggregate of up to 33,674,262 shares of Cannavolve constituting up to 81.5% of the issued and outstanding shares of Cannavolve from the Cannavolve Shareholders in exchange for 702,111 shares of the Company, constituting up to 9.6% of the issued and outstanding shares of common stock, $0.001 par value per share (the “Common Stock”), of the Company (the “Share Exchange”).

Pursuant to the Agreement, the Company agreed to file a Certificate of Determination with the State of California, as soon as practicable after the closing of the Share Exchange (“Closing”), creating a new class of preferred stock of the Company, the Series B Preferred Stock (the “New Preferred”) , and further agreed to issue, as a post-closing covenant, 1,000,000 shares of the New Preferred to Principal Holdings, LLC (“Principal”), in consideration of Principal successfully negotiating the Agreement and performing due-diligence in connection with the Agreement.

Additionally, pursuant to the Agreement, the parties agreed that INTB’s then principal shareholder, Bagel Hole Inc. (“Bagel Hole”), which is owned solely by Philip Romanzi, the Company’s Chief Executive and Financial Officer and sole director, will return to INTB, for cancellation and retirement, 3,446,950 shares of Common Stock owned by Bagel Hole.

Additionally, pursuant to the Agreement, the parties agreed that at Closing, Mr. Romanzi, the Company’s sole officer and director, would resign from all positions with the Company and that certain members of the Cannavolve team would be appointed as officers and directors of the Company. Specifically, it was agreed that George Furlan would be appointed as the Company’s Chief Operating Officer, Interim Chief Executive Officer and Interim Chief Financial Officer, and that Dante Jones would be appointed as the Company’s sole director. Further, the parties agreed that two additional directors, to be designated by Cannavolve, would be appointed to the Company’s board of directors after Closing.

The Share Exchange closed on February 14, 2020. At Closing, pursuant to the Agreement, we issued an aggregate of 702,111 shares of Common Stock to the Cannavolve Shareholders in exchange for 33,674,262 shares of Cannavolve common stock, constituting 81.5% of the issued and outstanding shares of Cannavolve, resulting in Cannavolve becoming our 81.5% owned subsidiary.

At the Closing, Bagel Hole returned to INTB for cancellation and retirement, 3,446,950 shares of Common Stock owned by Bagel Hole.  At Closing, Bagel Hole also returned for cancellation and retirement an additional 667,402 shares of the Company’s Common Stock owned by Bagel Hole.

Also at Closing, on February 14, 2020, Mr. Romanzi resigned from all officer and director positions with the Company. At Closing, the following individuals were appointed to the indicated positions:

George Furlan – Chief Operating Officer, Interim Chief Executive Officer and Interim Chief Financial Officer

Dante Jones – sole director

James Mansour – Chief Marketing Officer

We anticipate that, in the near future, the size of the Board will be increased to three directors and that two directors, to be designated by Cannavolve, will be appointed to fill the vacancies created by the increase in the size of the Board.

The Agreement contains customary representations, warranties, covenants and conditions for a transaction of this type for the benefit of the parties.

For federal income tax purposes, it is intended that the Share Exchange qualify as a reorganization under the provisions of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). However we did not obtain any tax opinion and there can be no assurance that our intent that the Share Exchange qualify as a reorganization under the provisions of Section 368(a) of the Code is correct.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, a copy of which is filed as Exhibit 2.6 to this Report and which is incorporated herein by reference.

FORM 10 DISCLOSURES

Immediately prior to the Closing of the Share Exchange described in detail above pursuant to which Cannavolve became a majority owned subsidiary of the Company, the Company was a “shell company,” as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Item 2.01(f) of Form 8-K states that if the registrant was a “shell” company, such as the Company was immediately before the Share Exchange, then the registrant must disclose on a Current Report on Form 8-K the information that would be required if the registrant were filing a general form for registration of securities on Form 10. Accordingly, this Report includes all of the information that would be included in a Form 10.

The Share Exchange was accounted for using the acquisition method of accounting and is based on the historical consolidated financial statements of the Company and Cannavolve. The acquisition method of accounting is set forth in Accounting Standards Codification (“ASC”) 805, Business Combinations, and uses the fair value concepts defined in ASC 820, Fair Value Measurement.  Under the acquisition method of accounting, the assets acquired, and liabilities assumed are generally recorded as of the completion of the purchase at their respective fair values and added to those of the Company.  Financial statements and reported results of operations of the Company issued after completion of the purchase will reflect these fair value adjustments, but the Company’s previously issued historical financial statements will not be retroactively restated.

BUSINESS

The disclosure in this “Business” section relates primarily to Cannavolve, an operating company that became a majority owned subsidiary of the Company at the Closing of the Share Exchange. From October 2016 until the Closing, the Company did not have any material operations and was a shell company as such term is defined in Rule 12b-2 of the Exchange Act.

Organizational History of the Company and Cannavolve

Intelligent Buying, Inc.

Intelligent Buying, Inc. was incorporated in the State of California on March 22, 2004. The Company initially was engaged in the business of asset management and sales of high-end computerized networking equipment to emerging high technology companies. Commencing in 2011, the Company began providing advertising services to promote products and services of third parties (primarily a related company, Anchorfree Wireless, Inc.) to the Company’s customer base. Under this business model, third parties paid the Company a fee to disseminate their advertising to the Company’s customer base.

On February 9, 2015, the Company’s principal shareholders sold their shares of Common Stock to AMS Encino Investments, Inc., a California corporation controlled by Hector Guerrero, which resulted in a change of control of the Company. Following this change of control, in October 2016, management discontinued the Company’s operations.

On February 14, 2020, Intelligent Buying, Inc. entered into the Agreement with Cannavolve. Pursuant to the Agreement, the Company agreed to acquire up to 33,674,262 shares of Cannavolve constituting up to 81.5% of the issued and outstanding shares of Cannavolve from the Cannavolve Shareholders in exchange for 702,111 shares of the Company constituting up to 9.6% of the issued and outstanding shares of Common Stock.

Pursuant to the Agreement, the Company agreed to file a Certificate of Determination with the State of California, as soon as practicable after Closing, creating the New Preferred, and further agreed, as a post-closing covenant, to issue 1,000,000 shares of the New Preferred to Principal, in consideration of Principal successfully negotiating the Agreement and performing due-diligence in connection with the Agreement.

Additionally, pursuant to the Agreement, the parties agreed that INTB’s then principal shareholder, Bagel Hole, which is owned solely by Mr. Romanzi, the Company’s Chief Executive and Financial Officer and sole director, will return to INTB, for cancellation and retirement, 3,446,950 shares of Common Stock owned by Bagel Hole.

Additionally, pursuant to the Agreement, the parties agreed that at Closing, Mr. Romanzi, the Company’s sole officer and director, would resign from all positions with the Company and that certain members of the Cannavolve team would be appointed as officers and directors of the Company. Specifically, it was agreed that George Furlan would be appointed as the Company’s Chief Operating Officer, Interim Chief Executive Officer and Interim Chief Financial Officer, and that Dante Jones would be appointed as the Company’s sole director. Further, the parties agreed that two additional directors, to be designated by Cannavolve, would be appointed to the Company’s board of directors after Closing.

The Share Exchange closed on February 14, 2020. At Closing, pursuant to the Agreement, we issued an aggregate of 702,111 shares of Common Stock to the Cannavolve Shareholders in exchange for 33,674,262 shares of Cannavolve common stock constituting 81.5% of the issued and outstanding shares of Cannavolve, resulting in Cannavolve becoming our 81.5% owned subsidiary.

At the Closing, Bagel Hole returned to INTB for cancellation and retirement, 3,446,950 shares of Common Stock owned by Bagel Hole.  At Closing, Bagel Hole also returned for cancellation and retirement an additional 667,402 shares of the Company’s Common Stock owned by Bagel Hole.

Also at Closing, on February 14, 2020, Mr.  Romanzi resigned from all officer and director positions with the Company. At Closing, the following individuals were appointed to the indicated positions:

George Furlan – Chief Operating Officer, Interim Chief Executive Officer and Interim Chief Financial Officer

Dante Jones – sole director

James Mansour – Chief Marketing Officer

We anticipate that, in the near future, the size of the Board will be increased to three directors and that two directors, to be designated by Cannavolve, will be appointed to fill the vacancies created by the increase in the size of the Board.

At Closing, the business of Cannavolve became the business of the Company.

We plan to acquire the remaining shares of Cannavolve such that the Company will own 100% of the issued and outstanding shares of Cannavolve in the future.  However there can be no assurance that the foregoing can occur as planned or at all and there can be no assurance of the timing of such if it does indeed occur.

Cannavolve

Cannavolve was incorporated in the state of Washington on July 6, 2012. To date, Cannavolve’s operations have consisted primarily of providing advisory and operational services to hemp and ancillary cannabis companies, serving as a full-blown business accelerator working with startups and emerging brands nationwide. Headquartered in Seattle, Cannavolve has guided clients through every phase of the startup process, including business planning and forecasting, funding and investment, human resources and legal operations and manufacturing, and sales and marketing. Cannavolve’s go-to-market strategies and program implementation processes were designed with one goal in mind: to drive innovation and position startups for sustainable momentum and growth.

Overview of Cannavolve Business

Any references to “the Company,” “we,” “us,” “our” or words of similar import in this “Overview of Cannavolve Business” Section, refer to Cannavolve.

Toward the end of 2019, Cannavolve began to decrease its advisory and operational services to hemp and ancillary cannabis companies and shifted its focus to product development, brand management and creating CBD lifestyle brands. Cannavolve’s mission now is to launch and operate best-in-class brands in the Luxury, Premium and Mass Market space with an objective on innovation and product uniqueness, derived from research insights, demographic data, customer interviews and omni-channel experiences.

We value our customers’ personal well-being as much as we value the well-being of our planet. We believe in responsible luxury that respects nature and humankind, a luxury that prepares for a better world for future generations.

We believe that ethics and moral values are becoming increasingly important for consumers in such a way that they are starting to strongly influence their purchasing decisions. Environment, sustainability, cruelty-free production and labor practices are all elements now taken into consideration when buying a product.

Our full spectrum CBD used in our products is rich in Phytocannabinoids and is THC free. Our CBD is sustainably farmed and sourced. We employ supercritical CO2 and alcohol extraction technologies without the use of any harsh chemicals. All of our CBD use in our products is tested up to 20 times through cultivation, extraction and manufacturing process to final packaged product. Our CBD is also vegan, gluten free, cruelty free and Non-GMO.

Each of our portfolio brands is planned to have its own digital architecture which will allow us to closely monitor our sales channel strategies and continually refine sales channels while exploring new ones which we believe represent the greatest potential. We intend to build brand loyalty by endorsing consumer core values of authenticity and relatability and maintain a commitment to following sustainable practices and rigorous product testing.

Principal Products and Services

The Company currently has one main product line and three in development. The Company’s current active product line is Revive Now.

Revive Now

Revive Now a mass market, premium-quality, full spectrum, hemp-based CBD product brand. Revive Now offers quality products at competitive market pricing, such as CBD-infused tinctures, softgels, creams, powders, gumdrops, and sprays. Products currently sold under the Revive Now product line include:

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CBD-Infused Dried Fruits and Gummies

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CBD Topicals

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CBD Sprays

Revive Now products are indented to provide a safe and effective way to consume hemp-based CBD.

Revive Now Target Market

Our initial target demographic for the Revive Now brand is women over the age of 35. However, we intend to target the mass market with this brand, selling to potential purchasers of any income and background. We believe anyone looking for support for aches and pain, anxiety, inflammation, insomnia and depression are potential customers for the Revive Now brand. We intend to target customers who are looking for CBD infused products at affordable price points.

Future Product Lines

The Company has three product lines planned for introduction by the end of 2020.

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Ouevre - a next generation CBD luxury skin care line and lifestyle brand.

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F.A.M.E. - a millennial, premium priced dual-gender lifestyle brand

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LevelLab – a premium priced millennial fitness/wellness/performance product line

Ouevre

Oeuvre - “A Body of Art” – is the next product line we plan to launch in Spring 2020, and is intended to be a next generation CBD luxury skin care line and lifestyle brand. Planned product offerings under this line include:

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Purifying Exfoliator

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Replenishing Oil

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Ultra-Nourishing Face Cream

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Revitalizing Eye Cream

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High Potency Tincture

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CBD infused and scented candles

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CBD infused women’s fragrance

Drawing inspiration from petals, leaves, roots, minerals and gemstones, Ouevre celebrates the artistry of well-being and beauty, inside and out. Ouevre products are non-toxic, ungendered products made with zero GMO, retinyl palmitate, petroleum, mineral oil, parabens, sulfates, and synthetic colors.

Ouevre Target Market

Ouevre is planned to be our luxury segment product line. With Ouevre, we are targeting a large and influential consumer class of the of individuals that are “HENRYs” – High-Earners-Not-Rich-Yet. They have discretionary income and are highly likely to be wealthy in the future. HENRYs earn between $100,000 and $250,000 annually. They are digitally fluent, love online shopping online, and are big discretionary spenders. Therefore, ouvreskincare.com offers inclusive, aspirationally affordable luxury products positioned for them.

We believe the benefit of onboarding this demographic to Ouevre are twofold: securing valuable present customers and building relationships and business with those most likely to be amongst the most affluent consumers in the future. By the year 2025, Millennials and Generation Z will represent more than 40% of the overall luxury goods market, according to a 2019 report published by Boston Consulting Group. We seek to target such group for the sale of our Ouevre products.

On social media, we will target the following audiences for the Ouevre brand

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Women aged 30+

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Luxury Skincare Enthusiasts

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CBD Enthusiasts

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Crystal Lovers

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Wellness Audience

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Makeup Artists

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Art

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Beauty

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Influencers

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Bloggers

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Stores

LevelLab

We intend LevelLab to be a premium priced millennial fitness, wellness, and performance product line. Intended products include:

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Therapeutic recovery cream that provides heating and cooling effects to sooth pain, containing isolate hemp CBD, 100% THC free.

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LevelLab Bundle including daily facial cleanser, hyaluronic and vitamin C moisturizer, and retinol night cream.

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LevelLab Active Hydration – supplement for mineral replenishment and optimal hydration for before, during, and after workout.

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LevelLab Fuel – a recovery drink containing a unique combination of CBD and amino acids.

LevelLab Target Market

We plan to target Millennials (generally ages 23 – 38 as of 2019) for our LevelLab product line. These consumers, who came of age in a hyper-connected, digital world, have unique shopping preferences, spend their time in different mediums, and respond to a different style of messaging than generations past. This evolution in consumer behavior accompanies a significant transition of purchasing power to the Millennial generation. According to the 2015 U.S. Census Bureau, Millennials accounted for more than 25% of the U.S. population, exceeding the number of baby boomers and making it the largest percentage of the workforce in the United States. Further, according to the U.S. Bureau of Labor Statistics, people born after 1981, including Millennials and Generation Z, accounted for approximately $1.7 trillion or 22% of the nation’s total consumer expenditure in 2017. We expect this number to significantly increase as Millennials enter their peak earning years and an increasing percentage of Generation Z joins the workforce.

F.A.M.E

F.A.M.E. will merge health and wellness with art and entertainment to curate unique and impactful products, content, and activities for a global community. As stated in a 2017 article on the Wellness industry published by Forbes,, 72% of millennials would rather spend money on experiences than on material goods. With F.A.M.E., we intend to give them both. Products and offerings under the F.A.M.E. brand name are currently under development.

F.A.M.E Target Market

The target market for F.A.M.E. is also Millennials. We intend to market F.A.M.E. to premium consumers – both male and female – in the Millennial market.

Distribution

We have three primary methods through which we sell our products:

1.

Cannavolve’s direct-to consumer online e-commerce platform

2.

Wholesale distributers; and

3.

private white label sales.

Our direct to consumer e-commerce platform is tailored to the specific brands we offer or intend to offer. For example we currently sell Revive Now products through www.buyrevivenow.com. Information contained on, or accessible through, our website is not a part of, and is not incorporated by reference into, this document. In the future, we will have a separate e-commerce platform for our other brands and product lines, such as Ouevre, LevelLab, etc. Currently, the vast majority of our sales are made via private white label sales – but we intend to increase direct-to-consumer and wholesale distribution sales in the future.

Marketing Strategy

We support brand launches with social media & marketing campaigns, including influencers. Leading marketing and PR firms were engaged by the Company to spearhead the launch of Revive Now, and will likely be engaged for our future planned brand launches.

Industry Overview

The market for products based on extracts of hemp and cannabis, is expected to grow substantially over the coming years. Arcview Market Research and BDS Analytics are forecasting the combined market to reach nearly $45 billion within the U.S. in the year 2024. While much of this market is expected to be comprised of high potency THC-based products that will be sold in licensed dispensaries, the research firms are still predicting the market to grow to $5.3 billion, $12.6 billion, and $2.2 billion by 2024 for the product areas of low THC cannabinoids, THC-free Cannabinoids and pharmaceutical cannabinoids, respectively.

We believe the recent passage of the 2018 Farm Bill will allow the Company to expand its marketplace opportunities. On December 20, 2018, President Donald J. Trump signed into law the Agriculture Improvement Act of 2018, otherwise known as the “Farm Bill.” Prior to its passage, hemp, a member of the cannabis family, and hemp-derived CBD were classified as a Schedule I controlled substances, and so illegal under the CSA. Under Section 10113 of the Farm Bill, hemp cannot contain more than 0.3 percent THC. THC refers to the chemical compound found in cannabis that produces the psychoactive “high” associated with cannabis. Any cannabis plant that contains more than 0.3 percent THC would be considered non-hemp cannabis—or marijuana—under federal law and would thus face no legal protection under this new legislation and would be an illegal Schedule 1 drug under the CSA.

With the passage of the Farm Bill, hemp cultivation is broadly permitted. The Farm Bill explicitly allows the transfer of hemp-derived products across state lines for commercial or other purposes. It also puts no restrictions on the sale, transport, or possession of hemp-derived products, so long as those items are produced in a manner consistent with the law.

Government Regulation

The United States Food & Drug Administration (“FDA”) is generally responsible for protecting the public health by ensuring the safety, efficacy, and security of (1) prescription and over the counter drugs; (2) biologics including vaccines, blood & blood products, and cellular and gene therapies; (3) foodstuffs including dietary supplements, bottled water, and baby formula; and, (4) medical devices including heart pacemakers, surgical implants, prosthetics, and dental devices.

Regarding its regulation of drugs, the FDA process requires a review that begins with the filing of an investigational new drug (IND) application, with follow on clinical studies and clinical trials that the FDA uses to determine whether a drug is safe and effective, and therefore subject to approval for human use by the FDA.

Aside from the FDA’s mandate to regulate drugs, the FDA also regulates dietary supplement products and dietary ingredients under the Dietary Supplement Health and Education Act of 1994. This law prohibits manufacturers and distributors of dietary supplements and dietary ingredients from marketing products that are adulterated or misbranded. This means that these firms are responsible for evaluating the safety and labeling of their products before marketing to ensure that they meet all the requirements of the law and FDA regulations, including, but not limited to the following labeling requirements: (1) identifying the supplement; (2) nutrition labeling; (3) ingredient labeling; (4) claims; and, (5) daily use information.

The FDA has not approved cannabis, marijuana, hemp or derivatives as a safe and effective drug for any indication. As of the date of this filing, we have not, and do not intend to file an IND with the FDA, concerning any of our products that contain CBD derived from industrial hemp or cannabis. Further, our products containing CBD derived from industrial hemp are not marketed or sold using claims that their use is safe and effective treatment for any medical condition subject to the FDA’s jurisdiction.

Government Approvals

The Company does not currently require any government approvals for its operations or product offerings. In August 2019 the DEA affirmed that CBD was not a scheduled drug. As a result of the 2018 Farm Bill the FDA has been tasked with developing CBD regulations. The FDA has not yet published regulations.

Competition

We have experienced, and expect to continue to experience, intense competition from a number of companies.

The current market for hemp-derived CBD products is highly competitive, consisting of publicly-trade and privately-owned companies, many of which are more adequately capitalized than the Company. The Company’s current publicly listed competitors include market leader Charlotte’s Web, CV Sciences, Elixinol, Abacus, and Green Growth Brands, and private companies such as BeBoe, St. Jane. Mary’s, Lord Jones, Bluebird Folium Biosciences, Global Cannabinoids, and Pure Kana. In addition, both public and private U.S. multi-state operators and Canadian LP’s have entered the hemp-derived CBD consumer market or have announced plans to do so. This market is highly fragmented, and according to the Hemp Business Journal, the vast majority of industry participants generate less than ~$2 million of annual revenue. We see this an opportunity to get a foothold in the CBD consumer marketplace, and build our company as a major brand name in this space.

Cannavolve’s Growth Strategies:

In order to grow our company, Cannavolve intends to:

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Create a leading consumer packaged goods company;

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Partner with established distributers and retailers;

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Focus on operational excellence and product quality; and

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Establish ongoing communication with the capital markets

Cannavolve’s mission is to create the next generation of CBD consumer brands. The Company believes it has assembled a highly accomplished team of branding and marketing professionals who have successfully launched and operated major brands in the consumer market space, which the Company believes will give it a competitive edge in the industry.

Suppliers

The Company has several third party suppliers, and is not reliant on any particular supplier for its product offerings. Many of our products contain CBD derived from industrial hemp or cannabis which we get from third parties. Hemp cultivation can be impacted by weather patterns and other natural events, but we have not faced any supply issues to date with obtaining raw materials for our products.

Customers

The Company currently sells products under its Revive Now direct to consumers, as well as via wholesale and private white label sales. The majority of the Company’s customers are currently other companies, as white-label products comprise the majority of the Company’s sales. The Company is not reliant on any particular customer.

Intellectual Property

The Company does not currently own any patents or trademarks. The Company expects to rely on trade secrets and proprietary know-how protection for our confidential and proprietary information, however we have not yet taken security measures to protect this information.

Research and Development

We are constantly in the process of identifying and/or developing potential new products to offer to our customers. Our expenditures on research and development have historically been small and immaterial compared to our other business expenditures. We are currently developing new formulations for additional product lines.

Employees

The Company has no employees. It relies on the services of contractors.

Reports to Security Holders

We intend to furnish our shareholders annual reports containing financial statements audited by our independent registered public accounting firm and to make available quarterly reports containing unaudited financial statements for each of the first three quarters of each year. We file Quarterly Reports on Form 10-Q, Annual Reports on Form 10-K and Current Reports on Form 8-K with the SEC in order to meet our timely and continuous disclosure requirements. We may also file additional documents with the SEC if they become necessary in the course of our company’s operations.

The public may read and copy any materials that we file with the SEC at the SEC's Public Reference Room at 100 F Street, NE, Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC. The address of that site is www.sec.gov.

RISK FACTORS

In this “RISK FACTORS” section of this Form 8-K, any references to “the Company,” “we,” “us,” “our” or words of similar import, refer to the Company and Cannavolve on a combined basis.

YOU SHOULD CAREFULLY CONSIDER THE RISKS AND UNCERTAINTIES DESCRIBED BELOW AND THE OTHER INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS CURRENT REPORT ON FORM 8-K BEFORE DECIDING WHETHER TO INVEST IN THE REGISTRANT’S COMMON STOCK. ADDITIONAL RISKS AND UNCERTAINTIES NOT PRESENTLY KNOWN TO THE REGISTRANT OR THAT THE REGISTRANT CURRENTLY DEEMS IMMATERIAL MAY ALSO IMPAIR THE REGISTRANT’S BUSINESS OPERATIONS.

IF ANY OF THE FOLLOWING RISKS ACTUALLY OCCUR, THE REGISTRANT’S BUSINESS, FINANCIAL CONDITION OR OPERATING RESULTS COULD BE MATERIALLY ADVERSELY AFFECTED. IN SUCH CASE, THE TRADING PRICE OR THE REGISTRANT’S COMMON STOCK COULD DECLINE AND YOU MAY LOSE PART OR ALL OF YOUR INVESTMENT.

THIS CURRENT REPORT ON FORM 8-K ALSO CONTAINS FORWARD-LOOKING STATEMENTS THAT INVOLVE RISKS AND UNCERTAINTIES. PLEASE SEE “NOTE REGARDING FORWARD-LOOKING STATEMENTS”.

Risks Related to Our Business and Industry

We are an early stage company with very limited operating history. Such limited operating history may not provide an adequate basis to judge our future prospects and results of operations.

We have a limited operating history. Cannavolve was formed on July 6, 2012. We have limited experience and operating history in which to assess our future prospects as a company, and this limited experience is compounded by our recent shift in business towards product development and sales. In addition, the market for our products is highly competitive. If we fail to successfully develop and offer our products and services in an increasingly competitive market, we may not be able to capture the growth opportunities associated with them or recover our development and marketing costs, and our future results of operations and growth strategies could be adversely affected. Our limited history may not provide a meaningful basis for investors to evaluate our business, financial performance, and prospects.

We may fail to successfully execute our business plan.

Our shareholders may lose their entire investment if we fail to execute our business plan. Our prospects must be considered in light of the following risks and uncertainties, including but not limited to, competition, the erosion of ongoing revenue streams, the ability to retain experienced personnel and general economic conditions. We cannot guarantee that we will be successful in executing our business plan. If we fail to successfully execute our business plan, we may be forced to cease operations, in which case our shareholders may lose their entire investment.

We have a history of losses, and may have to further reduce our costs by curtailing future operations to continue as a business.

Historically we have had operating losses and our cash flow has been inadequate to support our ongoing operations. For the nine months ended September 30, 2019, we had a net loss of $1,333,640, and as of December 31, 2018, we had an accumulated deficit of $6,031,806. Our ability to fund our capital requirements out of our available cash and cash generated from our operations depends on a number of factors, including our ability to gain market acceptance of our products and continue growing our existing operations. If we cannot generate positive cash flow from operations, we will have to reduce our costs and try to raise working capital from other sources. These measures could materially and adversely affect our ability to execute our operations and expand our business.

The Company may suffer from lack of availability of additional funds.

We expect to have ongoing needs for working capital in order to fund operations and to continue to expand our operations. To that end, we may be required to raise additional funds through equity or debt financing. However, there can be no assurance that we will be successful in securing additional capital on favorable terms, if at all. If we are successful, whether the terms are favorable or unfavorable, there is a potential that we will fail to comply with the terms of such financing, which could result in severe liability for our Company. If we are unsuccessful, we may need to (a) initiate cost reductions; (b) forego business development opportunities; (c) seek extensions of time to fund liabilities, or (d) seek protection from creditors. In addition, any future sale of our equity securities would dilute the ownership and control of your shares and could be at prices substantially below prices at which our shares currently trade. Our inability to raise capital could require us to significantly curtail or terminate our operations. We may seek to increase our cash reserves through the sale of additional equity or debt securities. The sale of convertible debt securities or additional equity securities could result in additional and potentially substantial dilution to our shareholders. The incurrence of indebtedness would result in increased debt service obligations and could result in operating and financing covenants that would restrict our operations and liquidity. In addition, our ability to obtain additional capital on acceptable terms is subject to a variety of uncertainties.

In addition, if we are unable to generate adequate cash from operations, and if we are unable to find sources of funding, it may be necessary for us to sell all or a portion of our assets, enter into a business combination, or reduce or eliminate operations. These possibilities, to the extent available, may be on terms that result in significant dilution to our shareholders or that result in our shareholders losing all of their investment in our Company.

The commercial success of our products is dependent, in part, on factors outside our control.

The commercial success of our products is dependent upon unpredictable and volatile factors beyond our control, such as the success of our competitors’ products. Our failure to attract market acceptance and a sustainable competitive advantage over our competitors would materially harm our business.

We are attempting to launch brands in new markets and with new products. Our inability to effectively execute our business plan in relation to these new brands could negatively impact our business.

We are attempting launch new CBD product brands into the marketplace. The CBD products market is relatively new, and therefore potentially more risky than other, more established product categories. Further, we are attempting to launch new product lines containing CBD products, rather than rely on brands that we have currently launched. Launching new products into new markets is risky, and requires extensive marketing and business expertise. There can be no assurances we will have the capital, personnel resources, or expertise to be successful in launching these new business efforts.

Our Business Can be Affected by Unusual Weather Patterns

Hemp cultivation can be impacted by weather patterns and these unpredictable weather patterns may impact our client-customers’ ability to harvest hemp. In addition, severe weather, including drought and hail, can destroy a hemp crop, which could result a shortage of raw materials. If our suppliers are unable to obtain sufficient hemp from which to process CBD, our ability to meet customer demand, generate sales, and maintain operations will be impacted.

Our business and financial performance may be adversely affected by downturns in the target markets that we serve or reduced demand for the types of products we sell.

Demand for our products is often affected by general economic conditions as well as product-use trends in our target markets. These changes may result in decreased demand for our products. The occurrence of these conditions is beyond our ability to control and, when they occur, they may have a significant impact on our sales and results of operations. The inability or unwillingness of our customers to pay a premium for our products due to general economic conditions or a downturn in the economy may have a significant adverse impact on our sales and results of operations.

Changes within the cannabis industry may adversely affect our financial performance.

Changes in the identity, ownership structure and strategic goals of our competitors and the emergence of new competitors in our target markets may harm our financial performance. New competitors may include foreign-based companies and commodity-based domestic producers who could enter our specialty markets if they are unable to compete in their traditional markets.

We are subject to certain tax risks and treatments that could negatively impact our results of operations.

Section 280E of the Internal Revenue Code, as amended, prohibits businesses from deducting certain expenses associated with trafficking-controlled substances (within the meaning of Schedule I and II of the Controlled Substances Act). The IRS has invoked Section 280E in tax audits against various cannabis businesses in the U.S. that are permitted under applicable state laws. Although the IRS issued a clarification allowing the deduction of certain expenses, the scope of such items is interpreted very narrowly, and the bulk of operating costs and general administrative costs are not permitted to be deducted. While there are currently several pending cases before various administrative and federal courts challenging these restrictions, there is no guarantee that these courts will issue an interpretation of Section 280E favorable to cannabis businesses.

The Company’s industry is highly competitive, and we have less capital and resources than many of our competitors which may give them an advantage in developing and marketing products similar to ours or make our products obsolete.

We are involved in a highly competitive industry where we may compete with numerous other companies who offer alternative methods or approaches, who may have far greater resources, more experience, and personnel perhaps more qualified than we do. Such resources may give our competitors an advantage in developing and marketing products similar to ours or products that make our products less desirable to consumers or obsolete. There can be no assurance that we will be able to successfully compete against these other entities.

We may be unable to respond to the rapid change in the industry and such change may increase costs and competition that may adversely affect our business

Rapidly changing technologies, frequent new product and service introductions and evolving industry standards characterize our market. The continued growth of the Internet and intense competition in our industry exacerbates these market characteristics. Our future success will depend on our ability to adapt to rapidly changing trends and capitalize on them. We may experience difficulties that could delay or prevent the successful development, introduction or marketing of our products. In addition, any new enhancements must meet the requirements of our current and prospective customers and must achieve significant market acceptance. We could also incur substantial costs if we need to modify our products and services or infrastructures to adapt to these changes.

We also expect that new competitors may introduce products or services that are directly or indirectly competitive with us. These competitors may succeed in developing products and services that have greater functionality or are less costly than our products and services and may be more successful in marketing such products and services. Technological changes have lowered the cost of operating, communications and computer systems and purchasing software. These changes reduce our cost of selling products and providing services, but also facilitate increased competition by reducing competitors’ costs in providing similar products and services. This competition could increase price competition and reduce anticipated profit margins.

Our acquisition strategy creates risks for our business.

We expect that we will pursue acquisitions of other businesses, assets or technologies to grow our business. We may fail to identify attractive acquisition candidates or we may be unable to reach acceptable terms for future acquisitions. We might not be able to raise enough cash to compete for attractive acquisition targets. If we are unable to complete acquisitions in the future, our ability to grow our business at our anticipated rate will be impaired.

We may pay for acquisitions by issuing additional shares of our Common Stock, which would dilute our stockholders, or by issuing debt, which could include terms that restrict our ability to operate our business or pursue other opportunities and subject us to meaningful debt service obligations. We may also use significant amounts of cash to complete acquisitions. To the extent that we complete acquisitions in the future, we likely will incur future depreciation and amortization expenses associated with the acquired assets. We may also record significant amounts of intangible assets, including goodwill, which could become impaired in the future. Acquisitions involve numerous other risks, including:

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difficulties integrating the operations, technologies, services and personnel of the acquired companies;

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challenges maintaining our internal standards, controls, procedures and policies;

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diversion of management’s attention from other business concerns;

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over-valuation by us of acquired companies;

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litigation resulting from activities of the acquired company, including claims from terminated employees, customers, former stockholders and other third parties;

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insufficient revenues to offset increased expenses associated with the acquisitions and unanticipated liabilities of the acquired companies;

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insufficient indemnification or security from the selling parties for legal liabilities that we may assume in connection with our acquisitions;

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entering markets in which we have no prior experience and may not succeed;

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risks associated with foreign acquisitions, such as communication and integration problems resulting from geographic dispersion and language and cultural differences, compliance with foreign laws and regulations and general economic or political conditions in other countries or regions;

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potential loss of key employees of the acquired companies; and

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impairment of relationships with clients and employees of the acquired companies or our clients and employees as a result of the integration of acquired operations and new management personnel.

Our management team’s attention may be diverted by recent acquisitions and searches for new acquisition targets, and our business and operations may suffer adverse consequences as a result.

Mergers and acquisitions are time intensive, requiring significant commitment of our management team’s focus and resources. If our management team spends too much time focused on recent acquisitions or on potential acquisition targets, our management team may not have sufficient time to focus on our existing business and operations. This diversion of attention could have material and adverse consequences on our operations and our ability to be profitable.

We may be unable to scale our operations successfully.

Our growth strategy will place significant demands on our management and financial, administrative and other resources. Operating results will depend substantially on the ability of our officers and key employees to manage changing business conditions and to implement and improve our financial, administrative and other resources. If the Company is unable to respond to and manage changing business conditions, or the scale of its operations, then the quality of its services, its ability to retain key personnel, and its business could be harmed.

The Company may suffer from a lack of liquidity.

By incurring indebtedness, the Company subjects itself to increased debt service obligations which could result in operating and financing covenants that would restrict our operations and liquidity. This would impair our ability to hire the necessary senior and support personnel required for our business, as well carry out its acquisition strategy and other business objectives.

Economic conditions or changing consumer preferences could adversely impact our business.

A downturn in economic conditions in one or more of the Company’s markets could have a material adverse effect on our results of operations, financial condition, business and prospects – especially in light of the fact that we are selling products generally considered non-essential and/or discretionary. Although we attempt to stay informed of economic and customer trends, any sustained failure to identify and respond to trends could have a material adverse effect on our results of operations, financial condition, business and prospects.

The requirements of remaining a public company may strain our resources and distract our management, which could make it difficult to manage our business.

We are required to comply with various regulatory and reporting requirements, including those required by the SEC. Complying with these reporting and other regulatory requirements are time-consuming and expensive and could have a negative effect on our business, results of operations and financial condition.

If we secure intellectual property rights in the future, such intellectual property rights will be valuable, and if we are unable to protect them or are subject to intellectual property rights claims, our business may be harmed.

If we secure intellectual property rights, including those rights related to trademarks, copyrights and trade secrets, they will be important assets for us. We do not hold any patents protecting our intellectual property at this time. Various events outside of our control may pose a threat to any intellectual property rights that we acquire as well as to our business. For example, we may be subject to third-party intellectual property rights claims, and our technologies may not be able to withstand any such claims. Regardless of the merits of the claims, any intellectual property claims could be time-consuming and expensive to litigate or settle. In addition, if any claims against us are successful, we may have to pay substantial monetary damages or discontinue any of our practices that are found to be in violation of another party’s rights. We also may have to seek a license to continue such practices, which may significantly increase our operating expenses or may not be available to us at all. Also, the efforts we may take to protect our proprietary rights may not be sufficient or effective. Any significant impairment of our potential future intellectual property rights could harm our business or our ability to compete.

If we are unable to protect the confidentiality of our trade secrets and know-how, our business and competitive position would be harmed.

The Company has not currently filed for any protection of its intellectual property. We expect to rely on trade secrets and proprietary know-how protection for our confidential and proprietary information, and we have taken security measures to protect this information. These measures, however, may not provide adequate protection for our trade secrets, know-how, or other confidential information. Among other things, we seek to protect our trade secrets, know-how, and confidential information by entering into confidentiality agreements with parties who have access to them, such as our employees, collaborators, contract manufacturers, consultants, advisors, and other third parties. We cannot guarantee that we have entered into such agreements with each party that may have or have had access to our trade secrets or proprietary technology and processes. Moreover, there can be no assurance that any confidentiality agreements that we have with our employees, consultants, or other third parties will provide meaningful protection for our trade secrets, know-how, and confidential information or will provide adequate remedies in the event of unauthorized use or disclosure of such information. Despite these efforts, any of these parties may breach the agreements and disclose our proprietary information, including our trade secrets, and we may not be able to obtain adequate remedies for such breaches. Monitoring unauthorized uses and disclosures is difficult, and we do not know whether the steps we have taken to protect our proprietary technologies will be effective. Accordingly, there also can be no assurance that our trade secrets or know-how will not otherwise become known or be independently developed by competitors.

Enforcing a claim that a party illegally disclosed or misappropriated a trade secret can be difficult, expensive, and time-consuming, and the outcome is unpredictable. In addition, trade secrets may be independently developed by others in a manner that could prevent legal recourse by us. If any of our confidential or proprietary information, such as our trade secrets, were to be disclosed or misappropriated, or if any such information was independently developed by a competitor, our competitive position would be materially and adversely harmed.

Trade secrets and know-how can be difficult to protect as trade secrets and know-how will over time be disseminated within the industry through independent development, the publication of journal articles, and the movement of personnel skilled in the art from company to company or academic to industry scientific positions. If any of our trade secrets were to be lawfully obtained or independently developed by a competitor or other third party, we would have no right to prevent such competitor from using that technology or information to compete with us, which could harm our competitive position. Because from time to time we expect to rely on third parties in the development, manufacture and distribution of our products and provision of our services, we must, at times, share trade secrets with them. We seek to protect our proprietary technology in part by entering into confidentiality agreements and, if applicable, material transfer agreements, license agreements, collaboration agreements, supply agreements, consulting agreements or other similar agreements with our advisors, employees, collaborators, licensors, suppliers, third-party contractors, and consultants prior to beginning research or disclosing proprietary information. These agreements typically limit the rights of the third parties to use or disclose our confidential information, including our trade secrets and know-how. Despite the contractual provisions employed when working with third parties, the need to share trade secrets, know-how, and other confidential information increases the risk that such trade secrets and know-how become known by our competitors, are inadvertently incorporated into the technology of others, or are disclosed or used in violation of these agreements. Given that our proprietary position is based, in part, on our know-how and trade secrets, a competitor’s discovery of our trade secrets or know-how, or other unauthorized use or disclosure would impair our competitive position and may have an adverse effect on our business and results of operations.

In addition, these agreements typically restrict the ability of our advisors, employees, collaborators, licensors, suppliers, third-party contractors, and consultants to publish data potentially relating to our trade secrets or know-how, although our agreements may contain certain limited publication rights. Despite our efforts to protect our trade secrets and know-how, our competitors may discover our trade secrets or know-how, either through breach of our agreements with third parties, independent development, or publication of information by any of our third-party collaborators. A competitor’s discovery of our trade secrets or know-how would impair our competitive position and have a material adverse impact on our business.

The auditor included a “going concern” note in its audit report.

As noted in our audited financials for the years ended December 31, 2018 and 2017, we’ve sustained recurring operating losses and our accumulated deficit raises substantial doubt about our ability to continue as a going concern. We may not have enough funds to sustain the business until it becomes profitable. Even if we obtain financing, we may not accurately anticipate how quickly we may use the funds and whether these funds are sufficient to bring the business to profitability.

We are required to comply with certain provisions of Section 404 of the Sarbanes-Oxley Act of 2002, as amended (the “Sarbanes-Oxley Act”) and if we fail to continue to comply, our business could be harmed, and the price of our securities could decline.

Rules adopted by the SEC pursuant to Section 404 of the Sarbanes-Oxley Act require an annual assessment of internal control over financial reporting, and for certain issuers an attestation of this assessment by the issuer’s independent registered public accounting firm. The standards that must be met for management to assess the internal control over financial reporting as effective are evolving and complex, and require significant documentation, testing, and possible remediation to meet the detailed standards. We expect to incur significant expenses and to devote resources to Section 404 compliance on an ongoing basis. It is difficult for us to predict how long it will take or costly it will be to complete the assessment of the effectiveness of our internal control over financial reporting for each year and to remediate any deficiencies in our internal control over financial reporting. As a result, we may not be able to complete the assessment and remediation process on a timely basis. In the event that our Chief Executive Officer or Chief Financial Officer determines that our internal control over financial reporting is not effective as defined under Section 404, we cannot predict how regulators will react or how the market prices of our securities will be affected; however, we believe that there is a risk that investor confidence and the market value of our securities may be negatively affected.

Risks Related to Government Regulation

Possible yet unanticipated changes in federal and state law could cause any of our current products, containing hemp-derived CBD oil to be illegal, or could otherwise prohibit, limit or restrict any of our products containing CBD.

We distribute certain products containing hemp-derived CBD, and we currently intend to develop and launch additional products containing hemp-derived CBD in the future. Until 2014, when 7 U.S. Code §5940 became federal law as part of the Agricultural Act of 2014 (the “2014 Farm Act”), products containing oils derived from hemp, notwithstanding a minimal or non-existing THC content, were classified as Schedule I illegal drugs. The 2014 Farm Act expired on September 30, 2018, and was thereafter replaced by the Agricultural Improvement Act of 2018 on December 20, 2018 (the “2018 Farm Act”), which amended various sections of the U.S. Code, thereby removing hemp, defined as cannabis with less than 0.3% THC, from Schedule 1 status under the Controlled Substances Act, and legalizing the cultivation and sale of industrial-hemp at the federal level, subject to compliance with certain federal requirements and state law, amongst other things. More specifically, industrial hemp is defined as “the plant Cannabis sativa L. and any part of such plant, whether growing or not, with a delta-9 tetrahydrocannabinol concentration of not more than 0.3 percent on a dry weight basis.” The hemp oil we use comports with this definition of less than 0.3% THC. THC is the psychoactive component of plants in the cannabis family generally identified as marihuana or marijuana. There is no assurance that the 2018 Farm Act will not be repealed or amended such that our products containing hemp-derived CBD would once again be deemed illegal under federal law.

The 2018 Farm Act delegates the authority to the states to regulate and limit the production of hemp and hemp derived products within their territories. Although many states have adopted laws and regulations that allow for the production and sale of hemp and hemp derived products under certain circumstances, currently Idaho, Mississippi and South Dakota have not adopted laws and regulations permitted by the 2018 Farm Act. No assurance can be given that such state laws may not be implemented, repealed or amended such that our products containing hemp-derived CBD would be deemed legal in those states that have not adopted regulations pursuant to the 2018 Farm Act, or illegal under the laws of one or more states now permitting such products, which in turn would render such intended products illegal in those states under federal law even if the federal law is unchanged. In the event of either repeal of federal or of state laws and regulations, or of amendments thereto that are adverse to our intended products, we may be restricted or limited with respect to those products that we may sell or distribute, which could adversely impact our intended business plan with respect to such intended products.

Additionally, the FDA has indicated its view that certain types of products containing CBD may not be permissible under the FDCA. The FDA’s position is related to its approval of Epidiolex, a marijuana-derived prescription medicine to be available in the United States. The active ingredient in Epidiolex is CBD. On December 20, 2018, after the passage of the 2018 Farm Bill, FDA Commissioner Scott Gottlieb issued a statement in which he reiterated the FDA’s position that, among other things, the FDA requires a cannabis product (hemp-derived or otherwise) that is marketed with a claim of therapeutic benefit, or with any other disease claim, to be approved by the FDA for its intended use before it may be introduced into interstate commerce and that the FDCA prohibits introducing into interstate commerce food products containing added CBD, and marketing products containing CBD as a dietary supplement, regardless of whether the substances are hemp-derived. We do not believe that any of our products fall within the FDA’s regulatory authority reiterated by Commissioner Gottlieb in December 2018, as we have not, and do not intend to market any of our products with a claim of therapeutic benefit or with any other disease claim. However, should any regulatory action, including action taken by the FDA, and/or legal proceeding alleging violations of such laws could have a material adverse effect on our business, financial condition and results of operations.

If our hemp oil products are found to violate federal law or if there is negative press from being in a hemp or cannabis-related business, we could be criminally prosecuted or forced to suspend or cease operations.

There is a misconception that that hemp and marijuana are the same thing. This perception drives much of the regulation of hemp products. Although hemp and marijuana are both part of the cannabis family, they differ in cultivation, function, and application. Despite the use of marijuana becoming more widely legalized, it is viewed by many regulators and many others as an illegal product. Hemp, on the other hand, is used in a variety of other ways that include clothing, skin products, pet products, dietary supplements (the use of CBD oil), and thousands of other applications. Hemp may be legally sold, however the inability of many to understand the difference between hemp and marijuana often causes burdensome regulation and confusion among potential customers. Therefore, we may be affected by laws related to cannabis and marijuana, even though our products are not the direct targets of these laws.

Cannabis is currently a Schedule I controlled substance under the Controlled Substance Act (“CSA”) and is, therefore, illegal under federal law. Even in those states in which the use of cannabis has been legalized pursuant to state law, its use, possession and/or cultivation remains a violation of federal law. A Schedule I controlled substance is defined as one that has no currently accepted medical use in the United States, a lack of safety for use under medical supervision and a high potential for abuse. The U.S. Department of Justice (the “DOJ”) describes Schedule I controlled substances as “the most dangerous drugs of all the drug schedules with potentially severe psychological or physical dependence.” If the federal government decides to enforce the CSA in the states, persons that are charged with distributing, possessing with intent to distribute or growing cannabis could be subject to fines and/or terms of imprisonment, the maximum being life imprisonment and a $50 million fine.

Notwithstanding the CSA, 29 U.S. states, the District of Columbia and the U.S. territories of Guam and Puerto Rico allow their residents to use medical cannabis. The states of Alaska, California, Colorado, Maine, Massachusetts, Nevada, Oregon, Vermont (effective July 1, 2018) and Washington, and the District of Columbia, allow cannabis for adult recreational use. Such state and territorial laws are in conflict with the federal CSA, which makes cannabis use and possession illegal at the federal level.

However, cannabis, as mentioned above, is a schedule-I controlled substance and is illegal under federal law. Even in those states in which the use of cannabis has been legalized, its production and use remains a violation of federal law. Since federal law criminalizing the use of cannabis preempts state laws that legalize its use, strict enforcement of federal laws regarding marijuana that would apply to the sale and distribution of our hemp oil products could result in criminal charges brought against us and would likely result in our inability to proceed with our business plan.

In addition, any negative press resulting from any incorrect perception that we have entered into the marijuana space could result in a loss of current or future business. It could also adversely affect the public’s perception of us and lead to reluctance by new parties to do business with us or to own our Common Stock. We cannot assure you that additional business partners, including but not limited to financial institutions and customers, will not attempt to end or curtail their relationships with us. Any such negative press or cessation of business could have a material adverse effect on our business, financial condition, and results of operations.

Our product candidates are not approved by the FDA or other regulatory authority, and we face risks of unforeseen medical problems, and up to a complete ban on the sale of our product candidates.

The efficacy and safety of pharmaceutical products is established through a process of clinical testing under FDA oversight. Our products have not gone through this process because we believe that the topical products, we sell are not subject to this process. However, if an individual were to use one of our products in an improper manner, we cannot predict the potential medical harm to that individual. If such an event were to occur, the FDA or similar regulatory agency might impose a complete ban on the sale or use of our products.

Sources of hemp-derived CBD depend upon legality of cultivation, processing, marketing and sales of products derived from those plants under state law.

Hemp-derived CBD can only be legally produced in states that have laws and regulations that allow for such production and that comply with the 2018 Farm Act, apart from state laws legalizing and regulating medical and recreational cannabis or marijuana, which remains illegal under federal law and regulations. We purchase all of our hemp-derived CBD from licensed growers and processors in states where such production is legal. As described in the preceding risk factor, in the event of repeal or amendment of laws and regulations which are now favorable to the cannabis/hemp industry in such states, we would be required to locate new suppliers in states with laws and regulations that qualify under the 2018 Farm Act. If we were to be unsuccessful in arranging new sources of supply of our raw ingredients, or if our raw ingredients were to become legally unavailable, our intended business plan with respect to such products could be adversely impacted.

Because our distributors may only sell and ship our products containing hemp-derived CBD in states that have adopted laws and regulations qualifying under the 2018 Farm Act, a reduction in the number of states having such qualifying laws and regulations could limit, restrict or otherwise preclude the sale of intended products containing hemp-derived CBD.

The interstate shipment of hemp-derived CBD from one state to another is legal only where both states have laws and regulations that allow for the production and sale of such products and that qualify under the 2018 Farm Act. Therefore, the marketing and sale of our intended products containing hemp-derived CBD is limited by such factors and is restricted to such states. Although we believe we may lawfully sell any of our finished products, including those containing CBD, in a majority of states, a repeal or adverse amendment of laws and regulations that are now favorable to the distribution, marketing and sale of finished products we intend to sell could significantly limit, restrict or prevent us from generating revenue related to our products that contain hemp-derived CBD. Any such repeal or adverse amendment of now favorable laws and regulations could have an adverse impact on our business plan with respect to such products.

Risks Associated With Bank And Insurance Laws And Regulations

We and our customers may have difficulty accessing the service of banks, which may make it difficult to sell our products and services and manage our cash flows.

Since the commerce in cannabis, as not strictly defined in the 2018 Farm Bill, is illegal under federal law, federally most chartered banks will not accept deposit funds from businesses involved with cannabis. Consequently, businesses involved in the cannabis industry often have trouble finding a bank willing to accept their business. The inability to open bank accounts may make it difficult for our customers to operate. There does appear to be recent movement to allow state-chartered banks and credit unions to provide banking to the industry, but as of the date of this report there are only nominal entities that have been formed that offer these services. Further, in a February 6, 2018, Forbes article, United States Secretary of the Treasury, Steven Mnuchin, is reported to have testified that his department is “reviewing the existing guidance.” But he clarified that he doesn’t want to rescind it without having an alternate policy in place to address public safety concerns.

Financial transactions involving proceeds generated by cannabis-related conduct can form the basis for prosecution under the federal money laundering statutes, unlicensed money transmitter statute and the U.S. Bank Secrecy Act. Despite guidance from the U.S. Department of the Treasury suggesting it may be possible for financial institutions to provide services to cannabis-related businesses consistent with their obligations under the Bank Secrecy Act, banks remain hesitant to offer banking services to cannabis-related businesses. Consequently, those businesses involved in the cannabis industry continue to encounter difficulty establishing banking relationships. Our inability to maintain our current bank accounts would make it difficult for us to operate our business, increase our operating costs, and pose additional operational, logistical and security challenges and could result in our inability to implement our business plan. Similarly, many of our customers are directly involved in cannabis sales and further restrictions to their ability to access banking services may make it difficult for them to purchase our products, which could have a material adverse effect on our business, financial condition and results of operations.

We are subject to certain federal regulations relating to cash reporting.

The Bank Secrecy Act, enforced by FinCEN, requires us to report currency transactions in excess of $10,000, including identification of the customer by name and social security number, to the IRS. This regulation also requires us to report certain suspicious activity, including any transaction that exceeds $5,000 that we know, suspect or have reason to believe involves funds from illegal activity or is designed to evade federal regulations or reporting requirements and to verify sources of funds. Substantial penalties can be imposed against us if we fail to comply with this regulation. If we fail to comply with these laws and regulations, the imposition of a substantial penalty could have a material adverse effect on our business, financial condition and results of operations.

Due to our involvement in the cannabis industry, we may have a difficult time obtaining the various insurances that are desired to operate our business, which may expose us to additional risk and financial liability

Insurance that is otherwise readily available, such as general liability, and directors and officer’s insurance, is more difficult for us to find, and more expensive, because we are service providers to companies in the cannabis industry. There are no guarantees that we will be able to find such insurances in the future, or that the cost will be affordable to us. If we are forced to go without such insurances, it may prevent us from entering into certain business sectors, may inhibit our growth, and may expose us to additional risk and financial liabilities.

Risks Related to Our Common Stock

There is no public trading market for our Common Stock.

Currently there is no public trading marketing for our Common Stock and there can be no assurance that one will ever develop. In 2010, the Company’s Common Stock was approved by FINRA to trade on the OTCBB under the symbol “INTB” on an unpriced basis. There has never been a two-sided quotation for the stock and it has yet to trade. The Company’s Common Stock is currently quoted on the Pink Tier of the OTC Marketplace under the symbol of “INTB.” The OTC Market is a computer network that provides information on current “bids” and “asks”, as well as volume information. As of the date hereof, no trading market has developed for our Common Stock. Market liquidity will depend on the perception of our operating business and any steps that our management might take to bring us to the awareness of investors. There can be no assurance given that there will be any awareness generated. Consequently, investors may not be able to liquidate their investment or liquidate it at a price that reflects the value of the business. As a result, holders of our securities may not find purchasers for our securities should they seek to sell securities held by them. Consequently, our securities should be purchased only by investors having no need for liquidity in their investment and who can hold our securities for an indefinite period of time. Transfer of our Common Stock may also be restricted under the securities or Blue Sky laws of various states and foreign jurisdictions. Consequently, investors may not be able to liquidate their investments and should be prepared to hold the Common Stock for an indefinite period of time.

We will be subject to the “penny stock” rules which will adversely affect the liquidity of our Common Stock.

The SEC has adopted regulations which generally define “penny stock” to be an equity security that has a market price of less than $5.00 per share, subject to specific exemptions. We expect the market price of our Common Stock will be less than $5.00 per share and therefore we will be considered a “penny stock” according to SEC rules. This designation requires any broker-dealer selling these securities to disclose certain information concerning the transaction, obtain a written agreement from the purchaser and determine that the purchaser is reasonably suitable to purchase the securities. These rules limit the ability of broker-dealers to solicit purchases of our Common Stock and therefore reduce the liquidity of the public market for our shares should one develop.

Securities which are traded on the OTCPink®, may not provide as much liquidity for our investors as more recognized senior exchanges such as the Nasdaq stock market or other national or regional exchanges.

In 2010, the Company’s Common Stock was approved by FINRA to trade on the OTCBB under the symbol “INTB” on an unpriced basis. There has never been a two-sided quotation for the stock and it has yet to trade. The Company’s Common Stock is currently quoted on the Pink Tier of the OTC Marketplace under the symbol of “INTB.” The OTC Market is a computer network that provides information on current “bids” and “asks”, as well as volume information. As of the date hereof, no active trading market has developed for our Common Stock. Securities traded on these OTC Markets are usually thinly traded, highly volatile, have fewer market makers and are not followed by analysts. The SEC’s order handling rules, which apply to NASDAQ-listed securities, do not apply to securities quoted on the OTC Markets. Quotes for stocks included on the OTC Markets are not listed in newspapers, and are often unavailable at many of the online websites which publish stock quotes. Therefore, prices for securities traded solely on the OTC Markets may be difficult to obtain and holders of our securities may be unable to resell their securities at or near their original acquisition price, or at any price.

Financial Industry Regulatory Authority (“FINRA”) sales practice requirements may also limit a stockholder’s ability to buy and sell our Common Stock, which could depress the price of our Common Stock.

FINRA has adopted rules that require a broker-dealer to have reasonable grounds for believing that the investment is suitable for that customer before recommending an investment to a customer. Prior to recommending speculative low-priced securities to their non-institutional customers, broker-dealers must make reasonable efforts to obtain information about the customer’s financial status, tax status, investment objectives, and other information. Under interpretations of these rules, FINRA believes that there is a high probability that speculative low-priced securities will not be suitable for at least some customers. Thus, the FINRA requirements make it more difficult for broker-dealers to recommend that their customers buy our Common Stock, which may limit your ability to buy and sell our shares of Common Stock, have an adverse effect on the market for our shares of Common Stock, and thereby depress our price per share of Common Stock.

The sale of the additional shares of Common Stock could cause the value of our Common Stock to decline.

The sale of a substantial number of shares of our Common Stock, or anticipation of such sales, could make it more difficult for us to sell equity or equity-related securities in the future at a time and at a price that we might otherwise wish.

The Common Stock constitutes restricted securities and is subject to limited transferability.

The Common Stock should be considered a long-term, illiquid investment. The Common Stock has not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and cannot be sold without registration under the Securities Act or any exemption from registration. In addition, the Common Stock is not registered under any state securities laws that would permit their transfer. Because of these restrictions and the absence of an active trading market for our securities, a stockholder will likely be unable to liquidate an investment even though other personal financial circumstances would dictate such liquidation.

Because we will likely issue additional shares of our Common Stock, investment in the Company could be subject to substantial dilution.

Investors’ interests in the Company will be diluted and Investors may suffer dilution in their net book value per share when we issue additional shares. We are authorized to issue 50,000,000 shares of Common Stock, $0.001 par value per share, and 25,000,000 shares of preferred stock, $0.001 par value per share. We anticipate that all or at least some of our future funding, if any, will be in the form of equity financing from the sale of our Common Stock. If we do sell or issue more Common Stock, investors’ investment in the Company will be diluted. Dilution is the difference between what you pay for your stock and the net tangible book value per share immediately after the additional shares are sold by us. If dilution occurs, any investment in the Company’s Common Stock could seriously decline in value.

Our Common Stock is subject to risks arising from restrictions on reliance on Rule 144 by shell companies or former shell companies.

Under a regulation of the SEC known as “Rule 144,” a person who beneficially owns restricted securities of an issuer and who is not an affiliate of that issuer may sell them without registration under the Securities Act provided that certain conditions have been met. One of these conditions is that such person has held the restricted securities for a prescribed period, which would be six months for shares of a company which has never been a shell company. However, Rule 144 is unavailable for the resale of securities issued by an issuer that is a shell company (other than a business combination related shell company) or, unless certain conditions are met, that has been at any time previously a shell company. Because we had been a shell company in the past, shareholders purchasing restricted securities will be unable to publicly resell their shares until one year after this Form 8-K is filed at the earliest, if at all.

The SEC defines a shell company as a company that has (a) no or nominal operations and (b) either (i) no or nominal assets, (ii) assets consisting solely of cash and cash equivalents; or (iii) assets consisting of any amount of cash and cash equivalents and nominal other assets.

As a result of the Closing of the Share Exchange as described in Items 1.01 and 2.01, the Company ceased being a shell company as such term is defined in Rule 12b-2 under the Exchange Act.

While we believe that as a result of the Closing of the Share Exchange, the Company ceased to be a shell company, the SEC and others whose approval is required in order for shares to be sold under Rule 144 might take a different view.

Rule 144 is available for the resale of securities of former shell companies if and for as long as the following conditions are met:

(i)

the issuer of the securities that was formerly a shell company has ceased to be a shell company,

(ii)

the issuer of the securities is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act,

(iii)

the issuer of the securities has filed all Exchange Act reports and material required to be filed, as applicable, during the preceding 12 months (or such shorter period that the issuer was required to file such reports and materials), other than Current Reports on Form 8-K; and

(iv)

at least one year has elapsed from the time that the issuer filed current comprehensive disclosure with the SEC reflecting its status as an entity that is not a shell company known as “Form 10 Information.”

Although the Company is filing Form 10 Information with the SEC on this Form 8-K, shareholders who receive the Company’s restricted securities will not be able to sell them pursuant to Rule 144 without registration until the Company has met the other conditions to this exception and then for only as long as the Company continues to meet the condition described in subparagraph (iii), above, and is not a shell company. No assurance can be given that the Company will meet these conditions or that, if it has met them, it will continue to do so, or that it will not again be a shell company.

Fiduciaries investing the assets of a trust or pension or profit sharing plan must carefully assess an investment in our Company to ensure compliance with ERISA.

In considering an investment in the Company of a portion of the assets of a trust or a pension or profit-sharing plan qualified under Section 401(a) of the Code and exempt from tax under Section 501(a), a fiduciary should consider (i) whether the investment satisfies the diversification requirements of Section 404 of ERISA; (ii) whether the investment is prudent, since the Company’s common stock shares are not freely transferable and there may not be a market created in which the Common Stock may be sold or otherwise disposed; and (iii) whether interests in the Company or the underlying assets owned by the Company constitute “Plan Assets” under ERISA.

Our Common Stock price may decrease due to factors beyond our control.

The stock market from time to time has experienced extreme price and volume fluctuations, which have particularly affected the market prices for emerging growth companies and which often have been unrelated to the operating performance of the companies. These broad market fluctuations may adversely affect the market price of our stock, if a trading market for our stock ever develops. If our shareholders sell substantial amounts of their stock in the public market, the price of our stock could fall. These sales also might make it more difficult for us to sell equity, or equity-related securities, in the future at a price we deem appropriate.

The market price of our stock may also fluctuate significantly in response to the following factors, most of which are beyond our control:

•

variations in our quarterly operating results,

•

changes in general economic conditions,

•

changes in market valuations of similar companies,

•

announcements by us or our competitors of significant acquisitions, strategic partnerships or joint ventures, or capital commitments,

•

poor reviews;

•

loss of a major customer, partner or joint venture participant; and

•

the addition or loss of key managerial and collaborative personnel.

Any such fluctuations may adversely affect the market price or value of our Common Stock, regardless of our actual operating performance. As a result, stockholders may be unable to sell their shares, or may be forced to sell them at a loss.

FINRA sales practice requirements may also limit a stockholder’s ability to buy and sell our stock.

In addition to the “penny stock” rules described above, FINRA has adopted Rule 2111 that requires a broker-dealer to have reasonable grounds for believing that an investment is suitable for a customer before recommending the investment. Prior to recommending speculative low-priced securities to their non-institutional customers, broker-dealers must make reasonable efforts to obtain information about the customer’s financial status, tax status, investment objectives and other information. Under interpretations of these rules, FINRA believes that there is a high probability that speculative low-priced securities will not be suitable for at least some customers. The FINRA requirements make it more difficult for broker-dealers to recommend that their customers buy our common stock, which may limit your ability to buy and sell our stock and have an adverse effect on the market for our shares.

We do not intend to pay dividends for the foreseeable future.

We have never declared or paid any cash dividends on our stock and do not intend to pay any cash dividends in the foreseeable future. We anticipate that we will retain all of our future earnings for use in the development of our business and for general corporate purposes. Any determination to pay dividends in the future will be at the discretion of our Board.

If we are unable to comply with the financial reporting requirements mandated by the SEC’s regulations, investors may lose confidence in our financial reporting and the price of our common stock, if a market ever does develop for it, could decline.

If we fail to maintain effective internal controls over financial reporting, our ability to produce timely, accurate and reliable periodic financial statements could be impaired. If we do not maintain adequate internal control over financial reporting, investors could lose confidence in the accuracy of our periodic reports filed under the Exchange Act. Additionally, our ability to obtain additional financing could be impaired or a lack of investor confidence in the reliability and accuracy of our public reporting could cause our stock price to decline. In the past we have been delinquent in our SEC reporting and have not maintained adequate internal control over financial reporting. We plan remain current with our filing obligations with the SEC after the filing of this Form 8-K. However, there can be no assurance that we will be able to do so.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND PLAN OF OPERATIONS

The following discussion and analysis of the results of operations and financial condition of Cannavolve for the years ended December 31, 2018 and 2017, and the interim period ended September 30, 2019, should be read in conjunction with the other sections of this Report, including “Risk Factors,” “Description of Business” and the Financial Statements and notes thereto of Cannavolve filed herewith as Exhibits 99.1 and 99.2. The various sections of this discussion contain forward-looking statements, all of which are based on our current expectations and could be affected by the uncertainties and risk factors described throughout this Report as well as other matters over which we have no control. See “Cautionary Note Regarding Forward-Looking Statements.” Our actual results may differ materially. The Company does not undertake any obligation to update forward-looking statements to reflect events or circumstances occurring after the date of this Report.

Overview

On February 14, 2020, we entered into an Agreement and Plan of Reorganization (the “Agreement”) with Cannavolve and each of the 37 shareholders of Cannavolve who executed a counterpart signature to the Agreement (the “Cannavolve Shareholders”). Pursuant to the Agreement, the Company agreed to acquire up to 33,674,262 shares of Cannavolve constituting up to 81.5% of the issued and outstanding shares of Cannavolve from the Cannavolve Shareholders in exchange for 702,111 shares of the Company constituting up to 9.6% of the issued and outstanding shares of the Company.

Pursuant to the Agreement, the Company agreed to file a Certificate of Determination with the State of California creating a new class of preferred stock of the Company, the Series B Preferred Stock (the “New Preferred”) as soon as practicable after Closing, and further agreed to issue 1,000,000 shares of the New Preferred to Principal Holdings, LLC (“Principal”) as a post-closing covenant, in consideration of Principal successfully negotiating the Agreement and performing due-diligence in connection with the Agreement.

Additionally, pursuant to the Agreement, it was agreed that INTB’s then principal shareholder, Bagel Hole Inc. (“Bagel Hole”), which is owned solely by Philip Romanzi, the Company’s Chief Executive and Financial Officer and sole director, will return to INTB, for cancellation and retirement, 3,446,950 shares of Common Stock owned by Bagel Hole.

Additionally, pursuant to the Agreement, the parties agreed that at Closing, Mr. Romanzi, the Company’s sole officer and director, would resign from all positions with the Company and that certain members of the Cannavolve team would be appointed as officers and directors of the Company. Specifically, it was agreed that George Furlan would be appointed as the Company’s Chief Operating Officer, Interim Chief Executive Officer and Interim Chief Financial Officer, and that Dante Jones would be appointed as the Company’s sole director. Further, the parties agreed that two additional directors, to be designated by Cannavolve, would be appointed to the Company’s board of directors after Closing.

The Agreement closed (the “Closing”) on February 14, 2020. At Closing, pursuant to the Agreement, we issued an aggregate of 702,111 shares of the Company’s $0.001 par value per share common stock (the “Common Stock”) to the Cannavolve Shareholders in exchange for 33,674,262 shares of Cannavolve constituting 81.5% of the issued and outstanding shares of Cannavolve (the “Share Exchange”), resulting in Cannavolve becoming our 81.5% owned subsidiary.

At the Closing, Bagel Hole returned to INTB for cancellation and retirement, 3,446,950 shares of Common Stock owned by Bagel Hole. At Closing, Bagel Hole also returned for cancellation and retirement an additional 667,402 shares of the Company’s Common Stock owned by Bagel Hole.

At Closing, on February 14, 2020, Philip Romanzi resigned from all officer and director positions with the Company. At Closing, George Furlan was appointed as the Chief Operating Officer of the Company and as the Interim Chief Executive Officer and Interim Chief Financial Officer of the Company, and Dante Jones was appointed as a Director of the Company. At Closing, in connection with the Agreement, James Mansour was appointed as the Company’s Chief Marketing Officer.

As a result of the Closing of the Share Exchange we acquired the business of Cannavolve, and Cannavolve became our 81.5% owned subsidiary and Cannavolve’s business operations became the business operations of the Company.

As the result of the Closing of the Share Exchange and the change in business and operations of the Company, a discussion of the past financial results of the Company is not pertinent, and under applicable accounting principles the historical financial results of Cannavolve prior to the Share Exchange are considered the historical financial results of the Company.

The following discussion highlights Cannavolve’s results of operations and the principal factors that have affected its financial condition as well as its liquidity and capital resources for the periods described and provides information that management believes is relevant for an assessment and understanding of the statements of financial condition and results of operations presented herein. The following discussion and analysis are based on Cannavolve’s audited and unaudited financial statements contained in this Report, which were prepared in accordance with United States generally accepted accounting principles. You should read the discussion and analysis together with such financial statements and the related notes thereto.

Organizational History and Overview of Intelligent Buying, Inc. and Cannavolve

Intelligent Buying, Inc.

Intelligent Buying, Inc. was incorporated in the State of California on March 22, 2004. The Company initially was engaged in the business of asset management and sales of high-end computerized networking equipment to emerging high technology companies. Commencing in 2011, the Company began providing advertising services to promote products and services of third parties (primarily a related company, Anchorfree Wireless, Inc.) to the Company’s customer base. Under this business model, third parties paid the Company a fee to disseminate their advertising to the Company’s customer base.

On February 9, 2015, the Company’s principal shareholders sold their shares of Common Stock to AMS Encino Investments, Inc., a California corporation controlled by Hector Guerrero, which resulted in a change of control of the Company. Following this change of control, in October 2016, management discontinued the Company’s operations.

On February 14, 2020, Intelligent Buying, Inc. entered into the Agreement with Cannavolve resulting in Cannavolve becoming our 81.5% owned subsidiary of INTB. As a result of the Closing of the Share Exchange we acquired the business of Cannavolve, and Cannavolve becoming our 81.5% owned subsidiary and Cannavolve’s business operations became the business operations of the Company.

Cannavolve

Jaguaring Company d/b/a Cannavolve Holdings referred to herein as “Cannavolve” was incorporated in the state of Washington on July 6, 2012. Cannavolve’s operations thus far have consisted of providing advisory and operational services to hemp and ancillary cannabis companies, serving as a full-blown business accelerator working with startups and emerging brands nationwide. Headquartered in Seattle, Cannavolve has guided clients through every phase of the startup process, including business planning and forecasting, funding and investment, human resources and legal operations and manufacturing, and sales and marketing. Cannavolve’s go-to-market strategies and program implementation processes were designed with one goal in mind: to drive innovation and position startups for sustainable momentum and growth.

Since late 2019, Cannavolve has decided to decrease its consulting and services business and decided to focus on product development and brand management and creating CBD lifestyle brands. Cannavolve’s mission is to launch and operate best-in-class brands in the Luxury, Premium and Mass Market space with an objective on innovation and product uniqueness, derived from research insights, demographic data, customer interviews and omni-channel experiences.

Results of Operations

Year Ended December 31, 2018 Compared to the Year Ended December 31, 2017

Income. Cannavolve’s total income for the twelve months ended December 31, 2018 decreased 54.2% to $26,038 from $56,889 for the twelve months ended December 31, 2017. This decrease was largely the result of a shift in Cannavolve’s focus away from service offerings to product offerings, which resulted in less service revenue to Cannavolve in 2018, which was Cannavolve’s primary source of income at the time.

Operating Expenses. Total operating expenses were $1,403,410 for the twelve months ended December 31, 2018 compared to $1,403,773 for the twelve months ended December 31, 2017. While Cannavolve slightly reduced its payment of management and consulting fees, rent, and travel expenses in 2018 compared to 2017, this was largely offset by an additional $46,306 incurred in legal and professional fees for the twelve months ended December 31, 2018 compared to $0 for the same period in 2017, as well as an increase in general and administrative expenses of $27,033 compared to the same period in 2017. The legal fees were incurred in connection with the Reorganization Agreement and the legal work involved in that process and the increase of general and administrative expenses was the result of implementing US GAAP accounting standards.

Net Loss. As a result of the foregoing, net loss for the twelve months ended December 31, 2018 increased 8% to $(1,461,107.00) from $(1,352,384.00) for the twelve months ended December 31, 2017.

Nine Months Ended September 30, 2019 Compared to the Nine Months Ended September 30, 2018

Income. Cannavolve ’s total income for the nine months ended September 30, 2019 increased 66.4% to $49,912 from $30,000 for the nine months ended September 30, 2018. This increase was largely the result of an increase in revenues from product offerings, which supplemented Cannavolve’s service revenues, which was the Company’s primary source of revenue for the nine months ended September 30, 2018.

Operating Expenses. Total operating expenses were $1,306,669 for the nine months ended September 30, 2019, a 4% increase from $1,255,899 for the nine months ended September 30, 2018. Cannavolve significantly reduced its management and consulting fees to related parties during the nine months ended September 30, 2019, incurring $797,657 in fees compared to $1,123,543 for the same period in 2018. This was the result of reducing consultants while moving away from service offerings. The reduction in these fees were offset by the addition of $296,826 in business development expenses incurred in connection with developing new product offerings for the nine months ended September 30, 2019 compared to $0 for the same period in 2018. Additionally, there was a significant increase in legal and professional fees incurred during the nine months ended September 30, 2019 – which totaled $96,193 - compared to $6,006 for the same period in 2018. The increase in legal fees was the result of preparation for the Share Exchange.

Net Loss. As a result of the foregoing, net loss for the nine months ended September 30, 2019 was $1,333,640, a 3.0% increase from $1,294,366 for the nine months ended September 30, 2018.

Liquidity and Capital Resources

At September 30, 2019, Cannavolve had working capital of ($523,249), as compared to working capital of ($71,768) at December 31, 2018. At September 30, 2019, the primary sources of liquidity consisted of account receivables of $67,500. The deterioration of working capital from December 31, 2018 to September 30, 2019 was due primarily to significant increases in loans payable, which were $635,415 at September 30, 2019 compared to $7,042 at December 31, 2018, resulting a longer period of time to complete the Share Exchange than first anticipated.

Net Cash Used in Operating Activities. Net cash used in operating activities increased 79.7% from $(352,947) for the nine months ended September 30, 2018 to $(634,265) for the nine months ended September 30, 2019. This increase was largely the result of a reduction in shares issued to employees and consultants for the nine months ended September 30, 2019, which was $706,480, compared to the same period in 2018, which was $902,898. This was largely due to reducing our utilization of consultants, and increasing our spend on products. In addition, there was $40,425 in amortization of discounts on convertible notes and conversion of accrued interest during the nine months ended September 30, 2019 compared to $7,924 for the same period in 2018.

Net Cash provided by Financing activities. Net cash provided by financing activities increased 101.2% from $394,381 for the nine months ended September 30, 2018 to $793,656 for the nine months ended September 30, 2019. This increase was largely the result of proceeds from the issuance of the loans payable of $662,373 for the nine months ended September 30, 2019 (which was $0 for the same period in 2018), largely comprised of loans from investors interested in lending funds to be converted in the Rule 506(b) offering. See “Note Financings” below.

Cannavolve has historically financed its operations through the cash flow generated from operations and investments from shareholders and convertible note financings.

Note Financings

During the year ended December 31, 2018, Cannavolve issued convertible notes in two series – Series 1 for a total of $243,900 and Series 2 for a total of $75,000, both of which were convertible into Class B Common Stock of Cannavolve . The Series 2 notes bore interest at 8% per annum. The Series 1 convertible notes did not bear interest, but provided for a conversion of 20% below the Series 2 convertible notes upon the occurrence of a financing event. On February 19, 2019, $77,560 of Series 2 convertible notes including $2,347 of accrued interest, were converted at a rate of $0.20 per share into 387,803 shares of Cannavolve‘s Class B common stock and $246,400 of Series 1 convertible notes (that were converted at a rate of $0.16 per share into 1,540,000 shares of Cannavolve‘s Class B common stock. As of the date of this Report, there are no Series 1 or Series 2 convertible notes outstanding.

On March 15, 2019, Cannavolve issued a promissory note to Bagel Hole, Inc., a Company owned by Phillip Romanzi, in the amount of $235,415. This note bore interest at 10% per annum, and initially had a maturity date of July 15, 2019, which was subsequently extended to August 31, 2019. The note was automatically convertible into shares of Common Stock of INTB that were to be issued to investors in INTB’s planned 506(c) offering (subsequently amended to be a 506(b) offering) (the “Offering”) at a conversion price equal to the same per share price paid by investors in the Offering, which was $1.1713469. per share. Cannavolve subsequently defaulted on the note – however, the Bagel Hole, Inc. did not deliver a notice of default to Cannavolve. On January 6, 2020, INTB closed its Offering, and the balance of this note was invested in the Offering and Bagel Hole Inc. was issued a total of 223,757 shares of INTB Common Stock, consisting of 200,977 shares issued in exchange for principal amount of the note of $235,415; and (ii) an additional 22,779 shares as compensation for Cannavolve’s default under the note. As such, this note is no longer outstanding as of the date of this Report.

On June 6, 2019, Cannavolve issued a secured promissory note to Frank Gallo in the amount of $200,000, and on June 11, 2019, issued a promissory note to Emil Assentato in the amount of $200,000. These notes bore interest at 12% per annum and matured on July 31, 2019. Cannavolve s indirect ownership of an incubator investment, Green Ambrosia, was pledged as collateral for the promissory notes. In addition, under the terms of the notes, both Mr. Gallo and Mr. Assentato were to be repaid in INTB Common Stock issued to be issued to investors in INTB’s planned Offering, as described above. Cannavolve subsequently defaulted on each of these notes. On January 6, 2020, INTB closed its Offering, and the balance of each of Frank Gallo’s and Emil Assentato’s notes ($200,000 each) were invested in the Offering and 170,444 shares of INTB’s common stock was issued to the note holders in exchange for same, and a total of 340,888 shares of INTB were issued to the note holders. In addition, as compensation for the default under the notes by the Company, each of Frank Gallo and Emil Assentato were issued an additional 70,000 shares of the INTB’s common stock upon closing of the Offering. These notes are no longer outstanding as of the date of this Report.

Plan of Operations

Our optimum level of growth for success will be achieved if we are able to raise $1,000,000 in the next six months. However, funds are difficult to raise in today’s economic environment. If we are unable to raise $400,000 our ability to implement our business plan and achieve our goals will be significantly diminished.

We have experienced a history of losses. With our revenues increasing, however, we are less reliant on outside capital as we have been in the past, but are still dependent on investment capital to continue our survival. There is no guarantee that funds will be available to us in the future or on terms acceptable to us.

We do not have any formal commitments or arrangements for the sales of stock or the advancement or loan of funds at this time. There can be no assurance that such additional financing will be available to us on acceptable terms, or at all.

In the future, Cannavolve intends to expand its operations further by (a) taking majority stakes, (b) acquiring companies in their entirety, and/or (c) conducting joint ventures within the global cannabis and hemp space. Cannavolve’s strategy is to develop these portfolio positions for the purpose of selling them or spinning them off as their own public companies, with the objective of maximizing shareholder value.

Trends

The FDA is evaluating the regulatory frameworks that apply to certain cannabis-derived products (such as CBD) that are intended for non-drug uses, including whether and/or how the FDA might consider updating its regulations, as well as whether potential legislation might be appropriate. The regulation and legislation that the FDA ultimately deems appropriate for CBD products may alter current manufacturing and sales channel rules and restrictions. We believe less stringent regulation could result in more competition in the market, while more stringent regulation could result in greater costs to operate. We cannot predict what the effects of such regulation would be, or when the FDA will put such regulations into effect.

Critical Accounting Policies

The Company’s accounting policy is to prepare its financial statements on the accrual basis of accounting, whereby revenue is recognized when earned and expenses are recognized when incurred.

Use of Estimates

The preparation of Cannavolve’s financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses, and the disclosure of commitments and contingencies. Actual results could differ from those estimates.

Income Taxes

During each of the nine months ended September 30, 2019 and 2018, net loss attributable to common shareholders was $1.3 million, but the Company did not recognize an income tax benefit. The income tax benefit differed from the federal statutory rate due to an increase in the valuation allowance for deferred tax assets as a result of Cannavolve’s history of net operating losses.

Off-Balance Sheet Arrangements

As of September 30, 2019, there were no off-balance sheet arrangements.

DESCRIPTION OF PROPERTY

Prior to the Share Exchange, the Company’s headquarters were located at 400 Seventh Avenue, Brooklyn, NY 11215. Since the Share Exchange, the Company no longer uses the foregoing property.

Effective as of the Closing, the Company’s principal office is located at 300 Park Avenue, 12th Floor, NY, NY 10022, where the Company leases approximately 100 square feet of office space for $2,000 per month. We believe that these facilities are adequate to support the Company’s existing operations and that we will be able to obtain appropriate additional facilities or alternative facilities on commercially reasonable terms if and when necessary.

LEGAL PROCEEDINGS

The Company’s officers and directors are not aware of any threatened or pending litigation to which the Company is a party or which any of its property is the subject and which would have any material, adverse effect on the Company.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

Please refer to Item 4.01 of this Form 8-K for this information, which is incorporated by reference herein.

DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth the name and positions of our current executive officers and directors.

Name	Age	Position
Dante Jones	39	Director
George Furlan	62	Chief Operating Officer, Interim Chief Financial Officer and Interim Chief Executive Officer
James Mansour	58	Chief Marketing Officer

Dante Jones. Dante Jones was appointed as sole Director of the Company on February 14, 2020 at the Closing of the Share Exchange. Mr. Jones co-founded Cannavolve in 2012 with the mission to incubate businesses and accelerate fellow cannabis industry entrepreneurs to invent, innovate and succeed. Mr. Jones brings 15 years of experience in project management, leadership and budgeting, while delivering results across global teams. He has served as Cannavolve’s President since 2012. From 2014 to 2017, Mr. Jones worked as a Technology Manager at Amazon.com, Inc., managing a large global team in designing and deploying new eCommerce for the AWS Cloud.

George Furlan. George Furlan was appointed as the Company’s Chief Operating Officer, Interim Chief Executive Officer and Interim Chief Financial Officer on February 14, 2020 at the Closing. Mr. Furlan brings more than 20 years of experience in building and expanding early stage, mid-tier and global brands He has held senior positions with Hugo Boss and Versace as well as being president of Mr. Tommy Hilfiger’s personal fashion investment. From 2014 to 2019, Mr. Furlan served as a Principal of GF Partners, Inc., a consulting service to fashion businesses. Prior to joining GF Partners, Inc. in 2014, Mr. Furlan served as president of NAHM Apparel, LLC, a women’s designer fashion company, where he built the organization’s infrastructure, guided the successful launch of many national brands, and lead sales and marketing efforts for U.S. and Canadian markets. In his role as COO, Mr. Furlan will be responsible for managing the day-to-day operations of the Company.

James Mansour. James Mansour was appointed as the Chief Marketing Officer of the Company on February 14, 2020 at the Closing. Mr. Mansour is an award-winning branding authority who was instrumental in the development of many retail brands that became icons in the marketplace, including Bath and Body Works, Abercrombie & Fitch and Victoria’s Secret. He has also created award-winning work for 3M, Dupont Corian and others. From February 2015 to February 2020 Mr. Mansour was the president and branding consultant of Mansour Design Inc. Consulting where he ran the day to day operations of the business.

Committees

We do not have a standing nominating, compensation or audit committee. Rather, our full board of directors performs the functions of these committees. We do not believe it is necessary for our board of directors to appoint such committees because the volume of matters that come before our board of directors for consideration permits the directors to give sufficient time and attention to such matters to be involved in all decision making. Additionally, because our Common Stock is not listed for trading or quotation on a national securities exchange, we are not required to have such committees.

Director Independence

We do not have any independent directors, as such term is defined in the listing standards of The NASDAQ Stock Market, at this time. The Company’s Common Stock is not listed or quoted on any exchange that has director independence requirements, or any exchange at all at this time.

Code of Ethics

We have adopted a code of ethics, which is filed as Exhibit 14.1 to this Current Report on Form 8-K.

Family Relationships

None.

Involvement in Certain Legal Proceedings

No executive officer, member of the board of directors or control person of our Company has been involved in any legal proceeding listed in Item 401(f) of Regulation S-K in the past 10 years.

EXECUTIVE COMPENSATION

No executive compensation was paid by the Company from February 2016 through the Closing of the Share Exchange. In October 2016, the Company ceased substantially all of its operating activities.

The following table sets forth the cash and non-cash compensation for the fiscal years ended December 31, 2019 and 2018 awarded to or earned by Mr. Romanzi, INTB’s principal executive officer during 2019.

Summary Compensation Table Of Intelligent Buying, Inc.

Name and principal position	Year	Salary	Bonus	Stock Awards	Option Awards	Non- Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total

Philip Romanzi,	2019	$0	$0	$0	$0	$0	$0	$0	$0
Chief Executive Officer and Chief Financial Officer	2018	$0	$0	$0	$0	$0	$0	$0	$0

The following table sets forth the cash and non-cash compensation for the fiscal years ended December 31, 2019 and 2018 awarded to or earned by Mr. Jones, Cannavolve’s principal executive officer during 2019.

Name and Principal Position	Fiscal Year Ended	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	All Other Compensation ($)	Total ($)
Dante Jones, President	12/31/2019	$60,000	$—	$24,000	$—	$—	$84,000
	12/31/2018	$120,000	$—	$40,000	$—	$—	$160,000

Employment Agreements

As of the date of this Current Report on Form 8-K, the Company has entered into an employment agreement with George Furlan, a copy of which is filed as Exhibit 10.5 hereto and into a consulting agreement with James Mansour, a copy of which is filed as Exhibit 10.4 hereto. The Company intends to enter into employment agreements with Mr. Jones but currently has no formal arrangements (written or unwritten) in place concerning Mr. Jones employment with, or compensation by, the Company.

Furlan Employment Agreement

In December 2019, the Company entered into an Employment Agreement with George Furlan, to engage his services as an executive officer of the Company pursuant to which the Company agreed to pay Mr. Furlan a base salary of $60,000 per year with such base salary being increased to $120,000 per year beginning on the one (1) year anniversary of the completion of a financing by the Company of no less than $3,000,000. The Employment Agreement also contains an annual bonus based on the amount of revenue generated by the Company from the sale of certain products. The Employment Agreement has a term of three years from the effective date.

Pursuant to the Employment Agreement, Mr. Furlan agreed to enter into a Restricted Stock Agreement to purchase 718,403 shares of the Company’s Common Stock.

The foregoing description of the Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the Employment Agreement, a copy of which is filed as Exhibit 10.5 to this Current Report on Form 8-K and which is incorporated herein by reference.

Mansour Consulting Agreement

On January 8, 2020, the Company entered into a Consulting Agreement with James Mansour, pursuant to which the Company engaged his services as an executive officer of the Company and agreed to pay Mr. Mansour $5,000 per month.

Pursuant to the Consulting Agreement, Mr. Mansour agreed to enter into a Restricted Stock Agreement to purchase 718,403 shares of the Company’s Common Stock.

The foregoing description of the Consulting Agreement does not purport to be complete and is qualified in its entirety by reference to the Consulting Agreement, a copy of which is filed as Exhibit 10.4 to this Current Report on Form 8-K and which is incorporated herein by reference.

Restricted Stock Agreements

On December 26, 2019, George Furlan entered into a Restricted Stock Purchase Agreement with the Company pursuant to which he agreed to purchase 718,403 shares of the Company’s Common Stock for a total purchase price of $8,520.26. According to the agreement the 239,467 of the shares thereunder vest immediately upon execution and the remaining 478,936 shares will best in 12 equal installments of 39,911 on the last day of each fiscal quarter. The foregoing description of the Restricted Stock Agreement does not purport to be complete and is qualified in its entirety by reference to the Restricted Stock Agreement, a copy of which is filed as Exhibit 10.15 to this Current Report on Form 8-K and which is incorporated herein by reference.

On January 8, 2020, James Mansour entered into a Restricted Stock Purchase Agreement with the Company pursuant to which he agreed to purchase 718,403 shares of the Company’s Common Stock for a total purchase price of $8,520.26. According to the agreement the 359,201 of the shares thereunder vest immediately upon execution and the remaining 359,202 shares will best in 12 equal installments of 29,933 on the last day of each fiscal quarter. The foregoing description of the Restricted Stock Agreement does not purport to be complete and is qualified in its entirety by reference to the Restricted Stock Agreement, a copy of which is filed as Exhibit 10.14 to this Current Report on Form 8-K and which is incorporated herein by reference.

Outstanding Equity Awards at Fiscal Year-End

None of the Named Executive Officers had any outstanding equity awards at the 2019 fiscal year-end.

Compensation Plans

We have not adopted any compensation plan to provide for future compensation of any of our directors or executive officers.

Director Compensation

The Company has not paid any of its directors in their capacities as such. Historically, our directors have not received compensation for their service. Notwithstanding, at some point in the near future, we plan to adopt a new director compensation program pursuant to which each of our non-employee directors will receive some form of an annual retainer. At such point in time, our corporate governance committee will review and make recommendations to the board regarding compensation of directors, including equity-based plans. We will reimburse our non-employee directors for reasonable travel expenses incurred in attending board and committee meetings. We also intend to allow our non-employee directors to participate in any equity compensation plans that we adopt in the future.

Executive Compensation Philosophy

Our Board determines the compensation given to our executive officers in their sole determination. Our Board reserves the right to pay our executives or any future executives a salary, and/or issue them shares of stock issued in consideration for services rendered and/or to award incentive bonuses which are linked to our performance, as well as to the individual executive officer’s performance. This package may also include long-term stock-based compensation to certain executives, which is intended to align the performance of our executives with our long-term business strategies. Additionally, the Board reserves the right to grant performance base stock options in the future, if the Board in its sole determination believes such grants would be in the best interests of the Company.

Incentive Bonus

The Board may grant incentive bonuses to our executive officers and/or future executive officers in its sole discretion, if the Board believes such bonuses are in the Company’s best interest, after analyzing our current business objectives and growth, if any, and the amount of revenue and profits we are able to generate each month, both of which are a direct result of the actions and ability of such executives.

Long-Term, Stock Based Compensation

In order to attract, retain and motivate executive talent necessary to support the Company’s long-term business strategy we may award our executives and any future executives with long-term, stock-based compensation in the future, at the sole discretion of our Board, which we do not currently have any immediate plans to award.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

The following includes a summary of transactions since the beginning of the 2019 fiscal year, or any currently proposed transaction, in which INTB or Cannavolve were or are to be a participant and the amount involved exceeded or exceeds the lesser of $120,000 or one percent of the average of their total assets at year-end for the last two completed fiscal years, and in which any related person had or will have a direct or indirect material interest (other than compensation described under “Executive Compensation”). We believe the terms obtained or consideration that we paid or received, as applicable, in connection with the transactions described below were comparable to terms available or the amounts that would be paid or received, as applicable, in arm’s-length transactions.

Related party transactions of Cannavolve:

•

During the nine months ended September 30, 2019, Cannavolve issued 3,532,551 shares of its common stock to the founders and officers of Cannavolve in exchange for their advisory and consulting services provided to its customers. During the nine months ended September 30, 2019 and 2018, Cannavolve recognized management and consulting fees of $0.7 million and $0.9 million, respectively, associated with the issuance of stock to founders and officers in exchange for services provided to customers.

•

During the nine months ended September 30, 2019, Cannavolve advanced a total of $305,343 to two companies in support of the business development activities in each entity. The agreements call for the Company to be paid back these funds with interest upon the satisfaction of certain future events. As these future events are uncertain and repayment of such funds is not assured, such funding has been expensed in the Statement of Operations for the nine months ended September 30, 2019. Of the total Business development expense $234,443 was paid to an affiliated entity.

•

On March 15, 2019, Mr. Romanzi’s company, Bagel Hole, Inc. loaned Cannavolve $235,415, pursuant to a promissory note (the “Cannavolve Note”). The Cannavolve Note bore interest at 10% per annum and had a maturity date July 15, 2019, which was subsequently extended to August 31, 2019. Cannavolve defaulted on the note. On January 6, 2020, the balance of this note was invested in the Offering and Bagel Hole Inc. was issued a total of 223,757 shares of INTB Common Stock. The Cannavolve Note is no longer outstanding as of the date of this Report.

Related party transactions of the Company:

•

As described above, on March 15, 2019, Bagel Hole, Inc., a company owned by INTB’s sole officer and director at the time, Philip Romanzi, loaned Cannavolve $235,415, pursuant to a promissory note (the “Cannavolve Note”). The Cannavolve Note bore interest at 10% per annum and had a maturity date July 15, 2019, which was subsequently extended to August 31, 2019. Cannavolve defaulted on the note. On January 6, 2020, the balance of this note was invested in the Offering and Bagel Hole Inc. was issued a total of 223,757 shares of INTB Common Stock. The Cannavolve Note is no longer outstanding as of the date of this Report.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table provides the names and addresses of each person known to us to own more than 5% of our outstanding shares of common stock as of the date of this Report, and by the officers and directors, individually and as a group. Except as otherwise indicated, all shares are owned directly and the shareholders listed possesses sole voting and investment power with respect to the shares shown. Unless otherwise indicated, the address for the beneficial owners listed below is 300 Park Avenue, 12th Floor, New York, NY 10022.

Name and Address of Beneficial Owner	Positions with the Company	Title of Class	Amount and Nature of Beneficial Ownership (1)	Percent of Class (2)
Officers and Directors
George Furlan, Interim CEO and CFO and Chief Operating Officer(3)		Common Stock	279,378	3.60%
Dante Jones, Director		Common Stock	109,114	1.41%
James Mansour, Chief Marketing Officer(4)		Common Stock	389,134	5.01%
All directors and officers as a group (3 persons)		Common Stock	777,626	10.02%

5% Stockholders
Principal Holdings, LLC, 100 Diplomat Drive Mount Kisco, NY 10549 (5)		Common Stock	1,241,741	16.00%
Bogaard Holdings LLC, 111 East 14th Street, New York, NY 10003 (6)		Common Stock	718,403	9.25%
Pure Energy 714 LLC, 21 Ridge Road, Atlantic Highlands NJ 07716 (7)		Common Stock	632,284	8.15%
Gregg Templeton (8)		Common Stock	718,403	9.25%
Bagel Hole Inc. (9)		Common Stock	434,877	5.60%

———————

(1)

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Pursuant to Rules 13d-3 and 13d-5 of the Exchange Act, beneficial ownership includes any shares as to which a shareholder has sole or shared voting power or investment power, and also any shares which the shareholder has the right to acquire within 60 days, including upon exercise of common shares purchase options or warrants.

(2)

Based on 7,762,363 shares of the Company’s common stock issued and outstanding as of the date of this Current Report.

(3)

Includes 39,911 shares of the Company’s common stock that vests within the next 60 days pursuant to a restricted stock agreement.

(4)

Includes 29,933 shares of the Company’s common stock that vests within the next 60 days pursuant to a restricted stock agreement.

(5)

Principal Holdings, LLC is owned and controlled solely by Danielle Doukas.

(6)

Bogaard Holdings LLC is owned and controlled by Jelena Vadanjel.

(7)

Pure Energy 714 LLC is owned and controlled by Louis Sorrentino.

(8)

Gregg Templeton is an employee of the Company.

(9)

Bagel Hole Inc. is owned and controlled solely by Philip Romanzi.

DESCRIPTION OF SECURITIES

General

Our authorized capital stock consists of 75,000,000 shares, consisting of 50,000,000 shares of common stock, par value $0.001 per share and 25,000,000 shares of preferred stock, $0.001 par value per share, of which 7,762,363 shares of common stock are currently outstanding; and 0 shares of preferred stock are currently outstanding.

Common Stock

Each holder of our Common Stock is entitled to one vote for each share owned of record on all matters voted upon by shareholders, and a majority vote is required for actions to be taken by shareholders. The Common Stock has no preemptive rights, no cumulative voting rights and no redemption, sinking fund or conversion provisions.

Preferred Stock

The Company is authorized to issue 25,000,000 shares of preferred stock, $0.001 par value per share and the Company’s Board of Directors is authorized to establish, from the authorized shares of preferred stock, one or more classes or series of shares, to designate each such class and series, and fix the rights and preferences of each such class of preferred stock, which shall have voting powers, preferences, participating, optional or other special rights, qualifications and limitations or restrictions as adopted by the Board of Directors prior to the issuance of any such preferred shares.

Series A Preferred:

There are currently no shares of Series A Preferred Stock issued and outstanding.

The Series A Preferred carries two votes for each share of preferred stock and in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, holders of Series A Preferred Stock shall be entitled, before any distribution or payment out of the assets of the Company may be made to or set aside for the holders of any common stock, to receive in full an amount equal to $2.00 per share, together with an amount equal to all accrued and unpaid dividends accrued to the date of payment.

Series B Preferred:

Pursuant to the Agreement, the Company agreed to file a Certificate of Determinations with the State of California creating a new class of preferred stock of the Company, the Series B Preferred Stock (the “New Preferred”) as soon as practicable after Closing, and further agreed to issue 1,000,000 shares of the New Preferred to Principal Holdings, LLC (“Principal”) as a post-closing condition, in consideration of Principal successfully negotiating the Agreement and performing due-diligence in connection with the Agreement.

There are a total of 1,000,000 shares of the New Preferred authorized and the New Preferred does not have any dividend rights and or liquidation preference over the other classes of stock of the Company, and will not be entitled to receive any distributions upon any liquidation, dissolution or winding up of the Company. The New Preferred will have no rights of conversion. On the fifth anniversary of the date of issuance of the New Preferred, the shares of New Preferred shall automatically, and without further action by the Company, be cancelled and void, and may not be reissued.

All 1,000,000 authorized shares of New Preferred will have voting power equal to the percentage of Common Stock that equals 51% of the total number of Common Stock shares issued and outstanding, and which may be voted for any matter requiring 51% approval by shareholder vote of the Company’s Common Stock. As such, Principal Holdings, LLC will have 51% of the voting power of the Company once issued the 1,000,000 shares of New Preferred.

Warrants

There are currently no outstanding warrants of the Company.

Options

There are currently no options outstanding.

Anti-Takeover Effects of Certain Provisions of Our Bylaws

We do not have any anti-takeover provisions in our Bylaws.

MARKET PRICE OF AND DIVIDENDS ON OUR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

In 2010, the Company’s common stock was approved by FINRA to trade on the OTCBB under the symbol “INTB” on an unpriced basis. There has never been a two-sided quotation for the stock and it has yet to trade. The Company’s Common Stock is currently quoted on the Pink Tier of the OTC Marketplace under the symbol of “INTB.” The Company plans to update its symbol to “SENT” pending FINRA approval of the Company’s name change to “Sentient Brands, Inc.”, which the Company has not yet submitted to FINRA. The OTC Market is a network of security dealers who buy and sell stock. The dealers are connected by a computer network that provides information on current “bids” and “asks,” as well as volume information. The trading of securities on the OTC Pink is often sporadic and investors may have difficulty buying and selling our shares or obtaining market quotations for them, which may have a negative effect on the market price of our common stock.

Dividends

The Company has not declared any dividends since inception and does not anticipate paying any dividends in the foreseeable future on its common stock. The payment of dividends is within the discretion of the Board of Directors and will depend on the Company’s earnings, capital requirements, financial condition, and other relevant factors. There are no restrictions that currently limit the Company’s ability to pay dividends on its common stock other than those generally imposed by applicable state law.

Equity Compensation Plans

The Company has not adopted an equity compensation plan and has no stock options granted or outstanding.

Holders

As of the date of this Report, we had 7,762,363 shares of our common stock par value, $.001 issued and outstanding, and approximately 83 record owners of our common stock.

Transfer Agent and Registrar

The Company’s transfer agent is VStock Transfer, LLC and is located at 18 Lafayette Pl, Woodmere, NY 11598 and has a phone number of (212) 828-8436.

INDEMNIFICATION OF OFFICERS AND DIRECTORS

The Company is a California corporation and is subject to the California General Corporation Law (the “CGCL”), which provides a detailed statutory framework covering indemnification of any officer or other agent of a corporation who is made or threatened to be made a party to any legal proceeding by reason of his or her services on behalf of such corporation.

With respect to indemnification, the CGCL provides that to the extent any officer, director or other agent of a corporation is successful “on the merits” in defense of any legal proceeding to which such person is a party or is threatened to be made a party by reason of his or her service on behalf of such corporation or in defense of any claim, issue, or matter therein, such agent shall be indemnified against expenses actually and reasonably incurred by the agent in connection therewith, but does not require indemnification in any other circumstance. The CGCL also provides that a corporation may indemnify any agent of the corporation, including officers and directors, against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in a third party proceeding against such person by reason of his or her services on behalf of the corporation, provided the person acted in good faith and in a manner he or she reasonably believed to be in the best interests of such corporation. The CGCL further provides that in derivative suits a corporation may indemnify such a person against expenses incurred in such a proceeding, provided such person acted in good faith and in a manner he or she reasonably believed to be in the best interests of the corporation and its shareholders. Indemnification is not available in derivative actions (i) for amounts paid or expenses incurred in connection with a matter that is settled or otherwise disposed of without court approval or (ii) with respect to matters for which the agent shall have been adjudged to be liable to the corporation unless the court shall determine that such person is entitled to indemnification.

The CGCL permits the advancing of expenses incurred in defending any proceeding against a corporate agent by reason of his or her service on behalf of the corporation upon the giving of a promise to repay any such sums in the event it is later determined that such person is not entitled to be indemnified. Finally, the CGCL provides that the indemnification provided by the statute is not exclusive of other rights to which those seeking indemnification may be entitled, by bylaw, agreement or otherwise, to the extent additional rights are authorized in a corporation’s articles of incorporation. The law further permits a corporation to procure insurance on behalf of its directors, officers and agents against any liability incurred by any such individual, even if a corporation would not otherwise have the power under applicable law to indemnify the director, officer or agent for such expenses.

Our Articles of Incorporation do not provide for any indemnification. The Bylaws of the Company provide that it shall, to the maximum extent permitted by the CGCL, have power to indemnify each of its agents against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with any proceeding arising by reason of the fact any such person is or was an agent of the corporation, and shall have power to advance to each such agent expenses incurred in defending any such proceeding to the maximum extent permitted by that law.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to our directors, officers, and controlling persons pursuant to the foregoing provisions, or otherwise, we have been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment of expenses incurred or paid by a director, officer or controlling person in a successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, we will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to the court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Recent Sales Of Unregistered Securities

Reference is made to Item 3.02 of this Current Report on Form 8-K for a description of additional recent sales of unregistered securities, which is hereby incorporated by reference.

Item 3.02 Unregistered Sales of Equity Securities.

Pursuant to the Agreement, at Closing, we issued an aggregate of 702,111 shares of the Company’s $0.001 par value per share restricted common stock (the “Common Stock”) to the Cannavolve Shareholders in exchange for 33,674,262 shares of Cannavolve constituting 81.5% of the issued and outstanding shares of Cannavolve, resulting in Cannavolve becoming our 81.5% owned subsidiary.

The Company believes that the foregoing issuance of the restricted Common Stock was exempt from registration pursuant to Section 4(a)(2) of the Securities Act, of 1933, as amended (the “Securities Act”). An appropriate restrictive legend is affixed to the stock certificates issued for the Common Stock.

On January 6, 2020, the Company issued 1,095,393 shares of the Company’s Common Stock pursuant to a private placement (the “Offering”) to 5 investors in exchange for cash proceeds of $350,000 and for $735,415 of convertible notes previously issued by Cannavolve (the “Notes”) to 3 of the investors (the “Note Investors”). The price per share of the Company’s Common Stock in the Offering was $1.1713469 per share. The remaining total balances of the Notes were invested in the Offering; and 168,753 of the total 1,095,393 shares issued in the Offering were issued to the Note Investors as payment for late repayment of the convertible notes at a per share price of $1.1713469.

The Company believes that the issuance of such securities was exempt from registration pursuant to Rule 506(b) under the Securities Act. An appropriate restrictive legend is affixed to the stock certificates issued in the Offering.

On December 26, 2019 the Company issued 239,467 shares of its common stock pursuant to a Restricted Stock Agreement to George Furlan for a total purchase price of $8,520.26. 478,936 shares of common stock were also issued pursuant to the Restricted Stock Agreement and are being held in escrow by the Company in accordance with the terms of the Restricted Stock Agreement.

On January 8, 2020, the Company issued 359,201 shares of its common stock pursuant to a Restricted Stock Agreement to James Mansour for a total purchase price of $8,520.26. 359,202 shares of common stock were also issued pursuant to the Restricted Stock Agreement and are being held in escrow by the Company in accordance with the terms of the Restricted Stock Agreement.

The Company believes that the issuance of such securities was exempt from registration pursuant to Rule 506(b) under the Securities Act. An appropriate restrictive legend is affixed to the stock certificates issued pursuant to the Restricted Stock Agreements.

Item 4.01 Changes In Registrant’s Certifying Accountant.

As previously disclosed in the Company’s Current Report on Form 8-K filed with the SEC on August 6, 2019, on August 2, 2019, Prager Metis CPAs, LLC (“Prager”), the Company’s then independent registered public accounting firm, gave notice of its resignation due to partner rotation issues, effective on that date. As a result, the Company’s Board of Directors engaged Boyle CPA LLC (“Boyle”) to serve as the Company’s independent registered public accounting firm effective August 2, 2019. During the period that began when Prager was retained and through the date of Prager’s resignation, there was no disagreement between the Company and Prager on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Prager, would have caused it to make reference to the subject matter of such disagreement in connection with its audit report on such financial statements.

Prager has not indicated to the Company that its report on the audit, if completed, would contain an adverse opinion or disclaimer of opinion or would be qualified or modified as to uncertainty, audit scope, or accounting principles, except that the report thereon would contain an uncertainty about the Company’s ability to continue as a going concern.

Boyle did not audit the Company’s financial statements for any period prior to its retention. For the period beginning with Prager’s retention and ending on August 2, 2019, there were no events that were required to be reported pursuant to Items 304(a)(1)(iv) or (v) of Regulation S-K. Prior to Boyle’s retention, the Company did not consult with Boyle regarding any of the matters described in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 5.01. Changes in Control of Registrant.

On February 14, 2020, the Company consummated the Share Exchange, pursuant to which INTB issued an aggregate of 702,111 shares of Common Stock to the Cannavolve Shareholders in exchange for 33,674,262 shares of Cannavolve common stock, constituting 81.5% of the issued and outstanding shares of Cannavolve, resulting in Cannavolve becoming our 81.5% owned subsidiary.

At the Closing, Bagel Hole returned to INTB for cancellation and retirement, 3,446,950 shares of Common Stock owned by Bagel Hole. At Closing, Bagel Hole also returned for cancellation and retirement an additional 667,402 shares of the Company’s Common Stock owned by Bagel Hole.

Also at Closing, the following individuals were appointed to the indicated positions:

George Furlan – Chief Operating Officer, Interim Chief Executive Officer and Interim Chief Financial Officer

Dante Jones – sole director

James Mansour – Chief Marketing Officer

We anticipate that, in the near future, the size of the Board will be increased to three directors and that two directors, to be designated by Cannavolve, will be appointed to fill the vacancies created by the increase in the size of the Board.

Pursuant to the Agreement, the Company agreed to file a Certificate of Determinations with the State of California to create the New Preferred as soon as practicable after Closing, and further agreed to issue 1,000,000 shares of the New Preferred to Principal as a post-closing condition, in consideration of Principal successfully negotiating the Agreement and performing due-diligence in connection with the Agreement. The New Preferred to be issued to Principal will have voting power equal to the percentage of Common Stock that equals 51% of the total number of Common Stock shares issued and outstanding, and which may be voted for any matter requiring 51% approval by shareholder vote of the Company’s Common Stock.

Prior to Closing, Mr. Romanzi beneficially owned 77.9% of the Company’s Common Stock and after Closing Mr. Romanzi owned 5.6% of the Company’s Common Stock, also after the Closing, the majority of the Company’s Common Stock is not owned by any single shareholder and after the issuance of the New Preferred, Principal will have voting control of the Company and therefore, as a result of the changes in management and ownership of the Common Stock shares and the New Preferred to be issued after Closing, upon completion of the Share Exchange, there was a change in control of the Company.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At Closing, on February 14, 2020, Mr. Romanzi resigned from all officer and director positions with the Company. Mr. Romanzi’s resignation was not due to any disagreement with the Company on any matter relating to Company’s operation, policies, or practices.

Also at Closing, the following individuals were appointed to the indicated positions:

George Furlan – Chief Operating Officer, Interim Chief Executive Officer and Interim Chief Financial Officer

Dante Jones – sole director

James Mansour – Chief Marketing Officer

We anticipate that, in the near future, the size of the Board will be increased to three directors and that two directors, to be designated by Cannavolve, will be appointed to fill the vacancies created by the increase in the size of the Board.

The disclosure regarding Mr. Furlan’s Employment Agreement, Mr. Mansour’s Consulting Agreement, Mr. Furlan’s Restricted Stock Agreement and Mr. Mansour’s Restricted Stock Agreement set forth under “Executive Compensation” in Item 2.01 of this Current Report is incorporated herein by reference. The foregoing descriptions of the Employment Agreement, the Consulting Agreement, Mr. Furlan’s Restricted Stock Agreement and Mr. Mansour’s Restricted Stock Agreement do not purport to be complete and are qualified in their entireties by reference to the Employment Agreement, the Consulting Agreement, Mr. Furlan’s Restricted Stock Agreement and Mr. Mansour’s Restricted Stock Agreement, copies of which are filed as Exhibits 10.5, 10.4, 10.15 and 10.14, respectively, to this Current Report on Form 8-K and which are incorporated herein by reference.

Item 5.06. Change in Shell Company Status.

As a result of the Closing of the Share Exchange described in Items 1.01 and 2.01 of this Current Report, which description is incorporated by reference in this Item 5.06 of this Current Report, the Company ceased being a shell company as such term is defined in Rule 12b-2 under the Exchange Act.

Item 9.01. Financial Statement and Exhibits.

(a)

Financial Statements of Business Acquired.

The audited consolidated financial statements for Jaguaring Company d/b/a Cannavolve for the years ended December 31, 2018 and 2017 and the unaudited financial statements for the nine months ended September 30, 2019 for Jaguaring Company are filed herewith as Exhibits 99.1 and 99.2 hereto, respectively, and are incorporated herein by reference.

(b)

Pro Forma Financials

The unaudited pro forma balance sheet and statement of operations of Jaguaring Company and Intelligent Buying, Inc. and notes thereto are filed herewith as Exhibits 99.3 and 99.4 hereto and are incorporated herein by reference.

(d)

Exhibits

EXHIBIT INDEX

Exhibit Number	Description

2.1

Reorganization Agreement between Intelligent Buying Inc. and Jaguaring Company d/b/a Cannavolve, and the Cannavolve shareholders listed in the agreement, dated March 13, 2019 (incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the SEC on March 19, 2019).

2.2

Amended Reorganization Agreement between Intelligent Buying Inc. and Jaguaring Company d/b/a Cannavolve and the Cannavolve shareholders listed in the agreement, dated April 27, 2019 (incorporated by reference to Exhibit 99.2 to the Company’s Current Report on Form 8-K filed with the SEC on May 6, 2019).

2.3

Amendment No. 1 to Reorganization Agreement between Intelligent Buying Inc. and Jaguaring Company d/b/a Cannavolve, and the Cannavolve shareholders listed in the agreement, dated April 27, 2019 (incorporated by reference to Exhibit 99.3 to the Company’s Current Report on Form 8-K filed with the SEC on May, 6 2019).

2.4

Second Amended Agreement and Plan of Reorganization between Intelligent Buying Inc. and Jaguaring Company d/b/a Cannavolve Holdings, the Cannavolve Shareholders listed in the agreement dated January 2, 2020 (incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the SEC on January 8, 2020).

2.5*

Termination Agreement of the Reorganization between Intelligent Buying Inc. and Jaguaring Company d/b/a Cannavolve Holdings, the Cannavolve Shareholders listed in the agreement dated February 12, 2020.

2.6*	Agreement and Plan of Reorganization by and among Intelligent Buying Inc., Jaguaring Company d/b/a Cannavolve Holdings and the Cannavolve Shareholders listed in the agreement dated February 14, 2020.
3.1

Articles of Incorporation of Intelligent Buying Inc. and Certificate of Amendment of Articles of Incorporation of Intelligent Buying, Inc. (incorporated by reference to Exhibit 3.1 to the Company’s Registration Statement on Form SB-2 filed with the SEC on April 17, 2006).

3.2*	Bylaws of Intelligent Buying, Inc.
3.3

Certificate of Determination for Series A Convertible Preferred Stock of Intelligent Buying, Inc. (incorporated by reference to Exhibit 4.2 to the Company’s Registration Statement on Form SB-2 filed with the SEC on April 17, 2006).

3.4*	Certificate of Determination for Series B Preferred Stock of Intelligent Buying, Inc.
10.1

Convertible Promissory Note of Intelligent Buying Inc. issued to PureEnergy714 LLC2019 (incorporated by reference to Exhibit 99.2 to the Company’s Current Report on Form 8-K filed with the SEC on March 19, 2019).

10.2	Convertible Promissory Note issued by Jaguaring, Inc. d/b/a Cannavolve (incorporated by reference to Exhibit 99.3 to the Company’s Current Report on Form 8-K filed with the SEC on March 19, 2019).
10.3*	Form of Subscription Agreement for Rule 506 Offering.
10.4*+	Executive Consulting Agreement between Intelligent Buying, Inc. and James Mansour dated January 8, 2020.
10.5*+	Employment Agreement between Intelligent Buying, Inc. and George V. Furlan dated December 2019.

10.6*+	Independent Contractor Agreement between Jaguaring Inc. d/b/a Cannavolve and Dante Jones dated May 1, 2019.
10.7*+	Addendum to Independent Contractor Agreement between Jaguaring Inc. d/b/a Cannavolve and Dante Jones dated September 20, 2019.
10.8*	Independent Contractor Agreement between Jaguaring Inc. d/b/a Cannavolve and Eric Swaney dated May 1, 2019.
10.9*	Addendum to Independent Contractor Agreement between Jaguaring Inc. d/b/a Cannavolve and Eric Swaney dated May 1, 2019.
10.10*	Office Agreement for Jaguaring Inc. d/b/a Cannavolve dated May 23, 2018.
10.11*	Promissory Note issued by Jaguaring Inc. d/b/a Cannavolve dated June 11, 2019.
10.12*	Promissory Note issued by Jaguaring Inc. d/b/a Cannavolve dated June 6, 2019.
10.13*	Employment Agreement between Intelligent Buying, Inc. and Gregg Templeton dated February 28, 2019.
10.14*+	Restricted Stock Purchase Agreement between Intelligent Buying, Inc. and James Mansour.
10.15*+	Restricted Stock Purchase Agreement between Intelligent Buying, Inc. and George Furlan.
14.1	Code of Ethics of Intelligent Buying, Inc. (incorporated by reference to Exhibit 14.1 to the Company’s Registration Statement on Form SB-2 filed with the SEC on April 17, 2006).
23.1*	Consent of independent auditors.
99.1*	Audited Financial Statements of Jaguaring Company for the Years Ended December 31, 2018 and 2017.
99.2*	Unaudited quarterly financial statements of Jaguaring Company for the Nine Months Ended September 30, 2019.
99.3*	Proforma Consolidated Financial Statements as of December 31, 2018.
99.4*	Proforma Consolidated Financial Statements as of September 30, 2019.

———————

*Filed herewith.

+ Includes management contracts and compensation plans and arrangements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Intelligent Buying, Inc.

Date: February 14, 2020	/s/George Furlan
George Furlan
Chief Operating Officer, Interim Chief Executive Officer and Interim Chief Financial Officer